UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06373

Sit Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 332-3223

Date of fiscal year end:      June 30, 2014

Date of reporting period:   June 30, 2014

Item 1:	Reports to Stockholders

Annual Report
June 30, 2014

Balanced Fund

Dividend Growth Fund

Global Dividend Growth Fund

Large Cap Growth Fund

Mid Cap Growth Fund

Small Cap Growth Fund

International Growth Fund

Developing Markets Growth Fund

Sit Mutual Funds

Sit Mutual Funds STOCK FUNDS ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER (Unaudited)

August 6, 2014

Dear Fellow Shareholders:

Despite uneven economic activity in most regions of the world, global equity prices surged ahead over the past twelve months. Potential headwinds are emerging, but we see a path to continued market gains in the year ahead.

In terms of the U.S. economy, as expected, the first estimate of second quarter 2014 real GDP saw it rebounding to a +4.0% annualized rate from a revised -2.1% pace in the first quarter. Data in the year’s initial quarter was unusually volatile due to a combination of mostly transitory factors, particularly poor weather and a big drop in health care spending. The first quarter figure was not indicative of underlying economic trends, as consumer spending has remained relatively steady and labor market reports have been encouraging, with nonfarm payroll gains averaging 272,000 over the past three months. Also, auto sales have continued to trend higher and manufacturing activity, provided by the Institute for Supply Management (ISM), has shown readings consistently above 50 since the recession ended in the summer of 2009, indicating steady expansion in the U.S. manufacturing sector. In addition, the drag from reduced government spending continues to abate, although fiscal restraint will serve to limit any material contribution to growth.

This underlying growth thesis was borne out in the second quarter 2014 report, as gains in both consumer spending and business investment spurred a rebound in growth. Durable goods spending grew at double-digit rate, indicating an increase in capital spending after a soft first quarter. In addition, there was a sharp bounce back in inventory accumulation during the second quarter, as this data can often exhibit significant volatility on a quarterly basis. In summary, despite the significant “noise” in the data, our interpretation of it points to the continuation of a “subpar” economic recovery in the U.S.

Despite this sequential quarterly improvement, the anemic first quarter led us to reduce our annual GDP forecast for the year, which now stands at +2.0%, compared to our projection in early April of +2.6%. This subdued level of economic growth, combined with benign inflation trends in recent quarters, points to a continuation of the low interest rate environment that has prevailed over the last several years. Investors are concerned that a sharp increase in interest rates may occur as the Federal Reserve reduces its level of security purchases (i.e., QE, or quantitative easing), as 2014 progresses. Conversely, we believe that, while interest rates are likely to increase somewhat, sharply higher rates are unlikely given the still-moderate level of growth and, importantly, muted inflation trends. To this point, recent Consumer Price Index (CPI) data has accelerated modestly to just over +2% (year-over-year) in recent months, indicating inflation pressures are not yet problematic for the economy. However, it is clear that the Federal Reserve will be monitoring inflation data very closely, with significant increases potentially pulling forward short-term rate hikes sooner than what is currently projected.

Outside the United States, we are becoming more concerned that growth in the European region may be stalling, after showing some promising signs through the end of last year. Our concerns center on the moderating manufacturing and services data, disinflationary trends in the region, and the European Central Bank’s (ECB) commentary on the necessity of additional easing and stimulus, perhaps reflecting their own concerns over slowing growth. High levels of unemployment continue to weigh on the region, and an undercapitalized banking system is making it difficult for small and mid-sized companies, in particular, to have access to credit. In Japan, Prime Minister Abe’s push for pro-growth reform has picked up pace in recent months, with a number of important reforms (e.g., lowering corporate tax rates) that have potential to boost economic growth in the years ahead. While the longer-term success of these reforms is far from certain, there are encouraging changes underway. China remains a major wild card for global growth, as GDP growth has slowed in recent quarters. However, we believe that recently introduced government stimulus measures, together with improved export demand, have stabilized growth. A weak property market continues to pressure the economy, perhaps resulting in more policy measures over the next several quarters.

Equity Strategy

Global stocks overcame sluggish economic activity and a moderation in corporate earnings growth to post strong gains over the past twelve months. Although we believe U.S. stocks can move higher from here, we caution investors not to extrapolate the strong recent returns into the future for three key reasons. First, stock valuations (i.e., P/E ratios) are now “fair”, in our view, given the sharp increase in prices over the past several quarters. Second, corporate earnings growth will likely be rather subdued based on our economic forecasts and the fact that profit margins are already at record highs. And finally, investors may be concerned over a somewhat less accommodative Federal Reserve, as it begins to pull back on its quantitative easing (QE) program in the coming months. This will likely be accompanied by an uptick in interest rates, representing a potential headwind for stocks as bonds may finally begin to offer more attractive yields to investors. In sum, our “base” expectation for the year ahead is for market gains to reflect the gains in corporate profits, which are currently growing at a mid-single digit rate.

A notable characteristic of the strong market gains has been the “low quality” nature of the rally, as more speculative stocks have materially outperformed the broader indices. We believe strongly that this can be directly tied to the Federal Reserve’s aggressive policy actions. Investors have been less risk averse, as quantitative easing has been viewed as a “safety net” for both the economy and financial markets. This has encouraged

2	SIT MUTUAL FUNDS ANNUAL REPORT

investors to take risk and focus on higher beta, lower quality companies because of this perceived safety net. Most measures of volatility (e.g., VIX index) are near record lows, indicative of investor complacency with regard to risk.

Against this backdrop, we believe it is more important than ever to focus on high quality companies that are able to generate earnings growth even in a sluggish economy. Quality, as we define it, refers to companies with strong balance sheets, predictable earnings growth, consistent cash flow generation, and management teams that focus on improving returns on capital. From a sector perspective, it has been encouraging to see an uptick in corporate capital spending, after several years of underinvestment. Activity is picking up in diverse areas, such as commercial construction, automation, aerospace, and many areas within technology. In addition, increased domestic oil production is creating the need for significant capital spending on infrastructure. In this regard, energy, industrials and technology have significant weight within the Funds. From a defensive perspective, we continue to favor healthcare, as we believe there are attractive valuations in many parts of the sector. Overall, we believe this focus on quality and portfolio diversification will offer investors some downside protection when volatility eventually returns to the equity markets.

Outside the United States, we have become slightly more cautious on the European region in light of the fragile economies, as previously discussed. Within Europe, we have reduced exposure in the UK, as rising interest rates are a potential head-wind for the country. In Japan, we have modestly increased our exposure, given the improved outlook amid pro-growth structural reforms. We continue to have significant exposure to China based on our view that growth, while moderating, is still quite strong relative to the rest of the world. Across all economic regions, our investment team remains focused on identifying well managed, high quality growth companies than can deliver results for our shareholders over the long term.

With best wishes,

Roger J. Sit

Chairman, President, CEO and Global CIO

JUNE 30, 2014	3

Sit Balanced Fund

OBJECTIVE & STRATEGY

The Sit Balanced Fund’s dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.

The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

The Sit Balanced Fund’s twelve-month return was +15.58%. The S&P 500® Index’s return was +24.61% over the period, while the Barclays Aggregate Bond Index gained +4.37%. The Lipper Balanced Fund Index advanced +16.25% over the period.

Despite uneven economic conditions, stocks and bonds moved solidly higher over the past twelve months, as both inflation and interest rates remained at moderate levels and the Federal Reserve continued its highly accommodative monetary policy. In terms of the equity portion of the Fund, we continue to believe that an emphasis on “quality” is particularly important as markets are at record highs and volatility could very well pick up in the months ahead, given heightened geopolitical tensions (particularly in the Middle East) and concerns over the end of the Federal Reserve’s quantitative easing program. It is our belief that companies with stable earnings growth, strong cash flow generation and minimal debt levels will outperform the overall market, as economic growth remains sluggish and investors seek firms that have financial flexibility to return capital through either share repurchases or increased dividends. In terms of performance, the equity portion of the Fund lagged the S&P 500® Index return over the past twelve months. This was largely due to negative stock selection in the retail trade, consumer services and technology sectors. Conversely, strong stock selection in both the finance and health technology sectors helped relative returns over the period.

During the period, we estimate that the fixed income portion of the Fund outperformed the Barclays Aggregate Bond Index. Interest rates rose during the period, particularly for shorter maturities, resulting in weakness in price returns for the Fund. However, this was more than offset by the Fund’s significant yield advantage. Returns particularly benefitted from the Fund’s position in corporate and taxable municipal securities, both due to the attractive income advantage produced by those sectors and strong price appreciation in the underlying bonds. We expect higher interest rates over the near to intermediate term, as the Federal Reserve continues to decrease the quantity of bonds it purchases every month as part of their quantitative easing (QE) program.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index and the Barclays Aggregate Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the primary index for the equity portion of the Fund.

2 Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year. This is the primary index for the fixed income portion of the Fund.

We are underweighted in the U.S. Treasury bond sector, as we believe U.S. Treasury securities will underperform as the Fed continues to buy fewer of them each month. We prefer higher quality corporate bonds and mortgage-backed securities, as the yield advantage available in these sectors boosts their return potential.

As of June 30, the asset allocation of the Fund was 65% equities, 33% fixed income, and 2% cash and equivalents.

Roger J. Sit

Bryce A. Doty

John M. Bernstein

Portfolio Managers

Information on this page is unaudited.
4	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2014

	Sit Balanced Fund	S&P 500® Index [1]	Barclays Aggregate Bond Index [2]
One Year	15.58%	24.61%	4.37%
Five Year	12.15	18.83	4.85
Ten Year	6.41	7.78	4.93
Since Inception (12/31/93)	6.96	9.35	5.79

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

2 Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

PORTFOLIO SUMMARY

Net Asset Value 6/30/14:	$21.01 PerShare
Net Asset Value 6/30/13:	$18.42 Per Share
Total Net Assets:	$15.6 Million

TOP HOLDINGS

Top Equity Holdings:

    1. Apple, Inc.

    2. Google, Inc.

    3. Visa, Inc.

    4. PepsiCo, Inc.

    5. JPMorgan Chase & Co.

Top Fixed Income Holdings:

    1. GNMA, 4.50%, 6/15/40

    2. U.S. Treasury Strips, 2.85%, 11/15/23

    3. GNMA, 7.29%, 11/20/34

    4. Microsoft Corp., 5.20%, 6/1/39

    5. U.S. Treasury Note, 2.75%, 11/15/42

Based on total net assets as of June 30, 2014. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2014. Subject to change.

Information on this page is unaudited.
JUNE 30, 2014	5

SCHEDULE OF INVESTMENTS

June 30, 2014

Sit Balanced Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 65.4%
Commercial Services - 1.0%
900	Equifax, Inc.	65,286
1,950	Robert Half International, Inc.	93,093

		158,379

Communications - 1.8%
1,100	SBA Communications Corp. *	112,530
3,500	Verizon Communications, Inc.	171,255

		283,785

Consumer Durables - 0.5%
600	Polaris Industries, Inc.	78,144

Consumer Non-Durables - 4.5%
1,475	Michael Kors Holdings, Ltd. *	130,759
1,300	NIKE, Inc.	100,815
2,475	PepsiCo, Inc.	221,117
1,250	Philip Morris International, Inc.	105,388
1,900	Procter & Gamble Co.	149,321

		707,400

Consumer Services - 3.3%
1,350	Starbucks Corp.	104,463
1,150	Time Warner, Inc.	80,787
3,000	Twenty-First Century Fox, Inc.	105,450
1,075	Visa, Inc.	226,513

		517,213

Electronic Technology - 6.9%
1,500	3D Systems Corp. *	89,700
3,220	Apple, Inc.	299,235
5,100	Applied Materials, Inc.	115,005
1,550	Avago Technologies, Ltd.	111,708
4,650	Ciena Corp. *	100,719
2,425	EMC Corp.	63,874
3,450	Intel Corp.	106,605
275	International Business Machines Corp.	49,849
1,800	Qualcomm, Inc.	142,560

		1,079,255

Energy Minerals - 4.3%
1,300	Chevron Corp.	169,715
925	Continental Resources, Inc. *	146,187
950	Gulfport Energy Corp. *	59,660
1,425	Marathon Petroleum Corp.	111,250
1,800	Occidental Petroleum Corp.	184,734

		671,546

Finance - 6.7%
500	ACE, Ltd.	51,850
1,500	Ameriprise Financial, Inc.	180,000
1,325	Discover Financial Services	82,123
1,950	Franklin Resources, Inc.	112,788
760	Goldman Sachs Group, Inc.	127,254

Quantity	Name of Issuer	Fair Value ($)

3,525	JPMorgan Chase & Co.	203,111
1,550	Marsh & McLennan Cos., Inc.	80,321
1,900	US Bancorp	82,308
2,300	Wells Fargo & Co.	120,888

		1,040,643

Health Services - 3.0%
800	Aetna, Inc.	64,864
755	Express Scripts Holding Co. *	52,344
1,300	HCA Holdings, Inc. *	73,294
650	McKesson Corp.	121,037
1,875	UnitedHealth Group, Inc.	153,281

		464,820

Health Technology - 8.8%
375	Actavis, PLC *	83,644
425	Alexion Pharmaceuticals, Inc. *	66,406
775	Allergan, Inc.	131,145
1,650	Bristol-Myers Squibb Co.	80,042
1,480	Celgene Corp. *	127,102
1,775	Covidien, PLC	160,069
2,200	Gilead Sciences, Inc. *	182,402
1,350	Johnson & Johnson	141,237
1,600	Medtronic, Inc.	102,016
1,050	Mylan, Inc. *	54,138
125	Regeneron Pharmaceuticals, Inc. *	35,309
1,600	St. Jude Medical, Inc.	110,800
900	Thermo Fisher Scientific, Inc.	106,200

		1,380,510

Industrial Services - 1.5%
750	Fluor Corp.	57,675
1,475	Schlumberger, Ltd.	173,976

		231,651

Process Industries - 2.2%
115	CF Industries Holdings, Inc.	27,661
1,650	Ecolab, Inc.	183,711
1,425	International Paper Co.	71,920
475	Praxair, Inc.	63,099

		346,391

Producer Manufacturing - 7.1%
650	3M Co.	93,106
875	Caterpillar, Inc.	95,086
2,075	Danaher Corp.	163,365
1,000	Delphi Automotive, PLC	68,740
1,350	Eaton Corp., PLC	104,193
1,200	Emerson Electric Co.	79,632
900	Flowserve Corp.	66,915
1,575	Honeywell International, Inc.	146,396
325	Precision Castparts Corp.	82,030
2,000	Trinity Industries, Inc.	87,440

See accompanying notes to financial statements
6	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity/ Principal Amount ($)	Name of Issuer	Fair Value ($)

1,050	United Technologies Corp.	121,223

		1,108,126

Retail Trade - 4.7%
245	Amazon.com, Inc. *	79,571
2,150	CVS Caremark Corp.	162,046
1,850	Dick’s Sporting Goods, Inc.	86,136
1,050	eBay, Inc. *	52,563
2,125	Home Depot, Inc.	172,040
1,200	Target Corp.	69,540
2,250	TJX Cos., Inc.	119,588

		741,484

Technology Services - 7.6%
1,425	Accenture, PLC	115,197
1,550	Adobe Systems, Inc. *	112,158
675	ANSYS, Inc. *	51,178
2,000	Cognizant Technology Solutions Corp. *	97,820
255	Google, Inc. - Class A *	149,091
255	Google, Inc. - Class C *	146,696
1,900	Informatica Corp. *	67,735
4,325	Microsoft Corp.	180,353
2,700	Oracle Corp.	109,431
135	priceline.com, Inc. *	162,405

		1,192,064

Transportation - 1.5%
1,600	Union Pacific Corp.	159,600
775	United Parcel Service, Inc.	79,561

		239,161

Total Common Stocks (cost: $6,422,765)		10,240,572

Bonds - 32.4%

Asset-Backed Securities - 2.9%
10,643	Bayview Financial Acquisition Trust, 2006-D 1A2, 5.66%, 12/28/36 [14]	10,650
63,344	Centex Home Equity, 2004-D AF4, 4.68%, 6/25/32 [14]	65,326
22,100	Citifinancial Mortgage Securities, Inc.: 2004-1 AF3, 3.77%, 4/25/34 [14]	22,481
51,377	2003-1 AF5, 4.78%, 1/25/33 [14]	52,738
46,534	Conseco Finance, 2001-D M1, 1.50%, 11/15/32 [1]	45,260
15,544	First Franklin Mtge. Loan Asset-Backed Certs., 2005-FF2 M2, 0.81%, 3/25/35 [1]	15,526
41,830	Green Tree Financial Corp., 1997-7 A6, 6.76%, 7/15/28	43,630
50,000	HouseHold Home Equity Loan Trust, 2007-2 A4, 0.45%, 7/20/36 [1]	48,888
12,909	Irwin Home Equity Corp., 2005-1 M1, 5.42%, 6/25/35 [14]	12,976

Principal Amount ($)	Name of Issuer	Fair Value ($)

28,001	New Century Home Equity Loan Trust, 2005-A A4W, 4.81%, 8/25/35 [14]	29,179
48,739	RAAC Series, 2005-SP2 1M1, 0.67%, 5/25/44 [1]	47,601
45,179	Residential Asset Mortgage Products, Inc., 2005-RZ3 A3, 0.55%, 9/25/35 [1]	45,179
11,199	Residential Funding Mortgage Securities II, Inc., 2003-HI2 A6, 5.26%, 7/25/28 [14]	11,343

		450,777

Collateralized Mortgage Obligations - 5.6%
68,431	Fannie Mae Grantor Trust: 2004-T1 1A1, 6.00%, 1/25/44	77,511
16,895	2004-T3, 1A3, 7.00%, 2/25/44	19,222
25,856	Fannie Mae REMIC: 2009-30 AG, 6.50%, 5/25/39	28,142
12,049	2013-28 WD, 6.50%, 5/25/42	13,689
77,390	2012-68 GW, 7.00%, 5/25/31	94,531
11,592	2010-108 AP, 7.00%, 9/25/40	12,865
95,952	Freddie Mac REMIC: 3.00%, 3/15/32	94,557
88,699	5.33%, 10/15/47 [1]	95,526
23,068	7.00%, 11/15/29	25,499
44,509	7.50%, 6/15/30	51,574
98,473	Government National Mortgage Association: 2014-69 W, 7.29%, 11/20/34 [1]	114,459
63,487	2005-74 HA, 7.50%, 9/16/35	72,047
23,160	Sequoia Mortgage Trust: 2013-4 A3, 1.55%, 4/25/43 [1]	21,296
39,522	2013-1 2A1, 1.86%, 2/25/43 [1]	35,715
45,139	2013-3 A2, 2.50%, 3/25/43 [1]	41,888
33,233	2012-4 A2, 3.00%, 9/25/42 [1]	32,202
42,799	Vendee Mortgage Trust, 2008-1 B, 7.85%, 3/15/25 [1]	49,281

		880,004

Corporate Bonds - 10.6%
100,000	Airgas, Inc., 3.65%, 7/15/24	100,935
72,167	America West Airlines 2000-1 Trust, 8.06%, 7/2/20	83,172
35,000	American Express Bank FSB, 6.00%, 9/13/17	39,998
50,000	Assured Guaranty US Holdings, Inc., 7.00%, 6/1/34	56,202
75,000	Bank of America Corp., 6.40%, 8/28/17	85,671
50,000	Bank One Corp., 8.53%, 3/1/19 [14]	62,318
50,000	Caterpillar Financial Services Corp., 3.30%, 6/9/24	49,974

See accompanying notes to financial statements.
JUNE 30, 2014	7

SCHEDULE OF INVESTMENTS

June 30, 2014

Sit Balanced Fund (Continued)

Principal Amount ($)	Name of Issuer	Fair Value ($)

25,000	Coca-Cola Refreshments USA, Inc., 7.00%, 10/1/26	32,669
100,000	Entergy Arkansas, Inc., 5.90%, 6/1/33	100,104
50,000	Florida Power & Light Co., 3.25%, 6/1/24	50,395
50,000	General Electric Capital Corp., 3.45%, 5/15/24	50,179
50,000	Google, Inc., 3.63%, 5/19/21	53,594
50,000	HSBC USA, Inc., 9.30%, 6/1/21	65,451
50,000	Johnson & Johnson, 3.38%, 12/5/23	52,214
40,000	Manufacturers & Traders Trust Co. (Subordinated), 5.63%, 12/1/21 [1]	41,600
100,000	Microsoft Corp., 5.20%, 6/1/39	113,678
40,000	Northern States Power Co., 7.13%, 7/1/25	52,427
48,982	Northwest Airlines 1999-2 A Trust, 7.58%, 3/1/19	55,227
20,121	Northwest Airlines 2007-1 A Trust, 7.03%, 11/1/19	23,139
50,000	Oracle Corp., 4.30%, 7/8/34	49,980
63,989	Procter & Gamble ESOP, 9.36%, 1/1/21	80,567
50,000	Prudential Financial, Inc., 3.50%, 5/15/24	49,850
50,000	Southern California Edison Co., 5.55%, 1/15/37	59,896
50,000	State Street Corp., 7.35%, 6/15/26	63,776
50,000	Statoil ASA, 3.15%, 1/23/22	51,095
25,000	Target Corp., 9.88%, 7/1/20	33,363
50,000	Tosco Corp., 8.13%, 2/15/30	73,856
21,000	Validus Holdings, Ltd., 8.88%, 1/26/40	30,176

		1,661,506

Federal Home Loan Mortgage Corporation - 1.5%
57,061	2.50%, 4/1/27	57,980
32,290	3.00%, 5/1/27	33,143
18,006	6.00%, 10/1/21	19,354
38,074	7.00%, 7/1/32	41,592
8,134	7.00%, 5/1/34	9,220
16,628	7.00%, 11/1/37	18,408
11,263	7.00%, 1/1/39	13,048

Principal Amount ($)	Name of Issuer	Fair Value ($)

20,229	7.50%, 11/1/36	24,036
3,475	8.00%, 9/1/15	3,568
8,831	8.38%, 5/17/20	9,623

		229,972

Federal National Mortgage Association - 2.5%
25,169	6.50%, 5/1/36	28,414
58,979	6.63%, 11/1/30	61,885
46,759	6.63%, 1/1/31	48,737
16,644	7.00%, 12/1/32	18,953
35,232	7.00%, 3/1/33	40,405
23,228	7.00%, 12/1/36	26,716
10,941	7.00%, 11/1/38	12,453
17,519	7.50%, 4/1/33	20,488
18,394	7.50%, 11/1/33	22,041
26,042	7.50%, 1/1/34	31,389
8,708	7.50%, 4/1/38	10,006
38,653	8.00%, 2/1/31	47,601
8,963	8.43%, 7/15/26	9,624
6,827	9.50%, 5/1/27	8,018

		386,730

Government National Mortgage Association - 3.2%
280,311	4.50%, 6/15/40	309,590
26,256	7.00%, 12/15/24	30,040
45,465	7.00%, 9/20/38	51,401
37,381	8.00%, 7/15/24	42,036
70,102	8.38%, 3/15/31	73,198

		506,265

Taxable Municipal Securities - 1.9%
65,000	City of Tucson AZ, 4.06%, 7/1/25	65,675
85,000	County of St Clair IL, 5.40%, 12/30/28	89,318
50,000	Macomb Interceptor Drain Drainage District, 5.50%, 5/1/30	52,434
80,000	Texas St. Pub. Fin. Auth. Charter Sch. Fin. Rev., 8.75%, 8/15/27	89,479

		296,906

See accompanying notes to financial statements.
8	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)/ Quantity	Name of Issuer	Fair Value ($)

U.S. Government / Federal Agency Securities - 3.1%
100,000	U.S. Treasury Note: 0.09%, 1/31/16 [1]	99,998
50,000	1.13%, 4/30/20	47,977
125,000	2.75%, 11/15/42	111,582
200,000	U.S. Treasury Strips: 2.85%, 11/15/23 [6]	156,233
150,000	4.22%, 2/15/36 [6]	73,856

		489,646

Foreign Government Bonds - 1.1%
100,000	Province of Manitoba, 2.10%, 9/6/22	95,502
50,000	Province of Saskatchewan, 8.50%, 7/15/22	69,423

		164,925

Total Bonds (cost: $4,954,165)		5,066,731

Investment Companies - 0.6%
4,300	American Strategic Income Portfolio, Inc. II	37,754
1,100	Blackrock Build America Bond Trust	23,870
1,300	Nuveen Build American Bond Term Fund	26,650

Total Investment Companies (cost: $89,916)		88,274

Total Investments in Securities - 98.4% (cost: $11,466,846)		15,395,577
Other Assets and Liabilities, net - 1.6%		249,521

Total Net Assets - 100.0%		$15,645,098

*	Non-income producing security.

[1]	Variable rate security. Rate disclosed is as of June 30, 2014.

[6]

Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[14]	Step Coupon: A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is as of June 30, 2014.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

REMIC — Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.
JUNE 30, 2014	9

SCHEDULE OF INVESTMENTS

June 30, 2014

Sit Balanced Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2014 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	10,240,572	—	—	10,240,572
Asset-Backed Securities	—	450,777	—	450,777
Collateralized Mortgage Obligations	—	880,004	—	880,004
Corporate Bonds	—	1,661,506	—	1,661,506
Federal Home Loan Mortgage Corporation	—	229,972	—	229,972
Federal National Mortgage Association	—	386,730	—	386,730
Government National Mortgage Association	—	506,265	—	506,265
Taxable Municipal Securities	—	296,906	—	296,906
U.S. Government / Federal Agency Securities	—	489,646	—	489,646
Foreign Government Bonds	—	164,925	—	164,925
Investment Companies	88,274	—	—	88,274

Total:	10,328,846	5,066,731	—	15,395,577

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
10	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2014	11

Sit Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Sit Dividend Growth Fund Class I posted a +20.26% return over the last twelve months, compared to the +24.61% return for the S&P 500® Index.

Despite uneven economic growth in most regions of the world, equities surged to record highs in recent months, as the U.S. Federal Reserve and other global central banks continue to maintain highly accommodative monetary policies. While we believe that these policies have bolstered financial markets globally, we continue to maintain our risk management discipline, particularly with markets now at elevated levels. Therefore, we continue to focus on well-managed, established companies with relatively stable business models and exceptional financial strength, which, in turn, will drive consistent dividend growth. It remains encouraging to see corporations respond to investors’ desire for higher dividends. For example, over the past twelve months, 90 companies within the Fund (out of 93 current holdings) have increased their dividends, with a median increase of nearly +14%. In terms of portfolio structure, the Fund remains well-diversified. The largest sector weightings are in finance, health technology and producer manufacturing.

We believe the Fund’s underperformance, compared to the strong S&P 500® Index return, can be attributed to the relatively conservative nature (e.g., low “beta”) of the Fund and relatively weak performance of holdings within the industrial services and energy minerals sectors, with positions in Seadrill, Oceaneering International, Chevron and Marathon Petroleum lagging the benchmark sector returns. The technology services sector also lagged, as holdings of Accenture and Automatic Data Processing trailed the performance of many non-dividend payers within the benchmark sector, such as Facebook, Priceline, and Adobe Systems, which are not held within the Fund. On the positive side, strong performance of holdings within the health services, finance and commercial services sectors contributed positively to returns over the past six months. Key outperformers within

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the Fund’s primary index.

these sectors included Cardinal Health, McKesson, Ameriprise Financial, First Republic Bank, Moody’s and Nielsen Holdings. Each of these positions rose more than +40% over the past twelve months.

Our research effort is highly focused on companies with strong financial characteristics, growth prospects, and management teams committed to returning excess capital back to shareholders over the long term.

Roger J. Sit

Kent L. Johnson

Michael J. Stellmacher

Portfolio Managers

Information on this page is unaudited.
12	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2014

	Sit Dividend Growth Fund
	Class I	Class S	S&P 500® Index [1]
One Year	20.26%	20.02%	24.61%
Five Year	17.43	17.13	18.83
Ten Year	10.10	n/a	7.78
Since Inception - Class I (12/31/03)	9.77	n/a	7.74
Since Inception - Class S (3/31/06)	n/a	8.92	7.42

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/14:	$18.69 Per Share
Net Asset Value 6/30/13:	$16.35 Per Share
Total Net Assets:	$1,017.1 Million
Class S:
Net Asset Value 6/30/14:	$18.63 Per Share
Net Asset Value 6/30/13:	$16.29 Per Share
Total Net Assets:	$103.4 Million

Weighted Average Market Cap:	$92.5 Billion

TOP 10 HOLDINGS

  1. Johnson & Johnson

  2. Chevron Corp.

  3. Microsoft Corp.

  4. Verizon Communications, Inc.

  5. JPMorgan Chase & Co.

  6. Honeywell International, Inc.

  7. PepsiCo, Inc.

  8. Occidental Petroleum Corp.

  9. Merck & Co., Inc.

10. Procter	& Gamble Co.

Based on total net assets as of June 30, 2014. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2014. Subject to change.

Information on this page is unaudited.
JUNE 30, 2014	13

SCHEDULE OF INVESTMENTS

June 30, 2014

Sit Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 97.4%
Commercial Services - 3.0%
116,310	Equifax, Inc.	8,437,127
119,100	Moody’s Corp.	10,440,306
161,400	Nielsen Holdings NV	7,813,374
146,850	Robert Half International, Inc.	7,010,619

		33,701,426

Communications - 2.3%
529,800	Verizon Communications, Inc.	25,923,114

Consumer Durables - 1.9%
79,384	Genuine Parts Co.	6,969,915
122,000	Snap-On, Inc.	14,459,440

		21,429,355

Consumer Non-Durables - 6.4%
80,250	Colgate-Palmolive Co.	5,471,445
55,800	Diageo, PLC, ADR	7,101,666
127,850	NIKE, Inc.	9,914,767
259,900	PepsiCo, Inc.	23,219,466
88,875	Philip Morris International, Inc.	7,493,051
234,700	Procter & Gamble Co.	18,445,073

		71,645,468

Consumer Services - 2.8%
58,850	McDonald’s Corp.	5,928,549
206,100	Time Warner, Inc.	14,478,525
128,300	Viacom, Inc.	11,127,459

		31,534,533

Electronic Technology - 8.3%
142,660	Apple, Inc.	13,257,394
493,300	Applied Materials, Inc.	11,123,915
206,250	Avago Technologies, Ltd.	14,864,437
560,300	Intel Corp.	17,313,270
69,940	International Business Machines Corp.	12,678,024
216,500	Qualcomm, Inc.	17,146,800
148,400	Xilinx, Inc.	7,020,804

		93,404,644

Energy Minerals - 8.0%
241,700	Chevron Corp.	31,553,935
133,350	Devon Energy Corp.	10,587,990
126,900	Marathon Petroleum Corp.	9,907,083
221,000	Occidental Petroleum Corp.	22,681,230
358,100	Suncor Energy, Inc.	15,265,803

		89,996,041

Finance - 15.0%
76,600	ACE, Ltd.	7,943,420
125,017	Ameriprise Financial, Inc.	15,002,040
297,050	Ares Capital Corp.	5,305,313
180,200	Arthur J Gallagher & Co.	8,397,320
194,675	Discover Financial Services	12,065,957

Quantity	Name of Issuer	Fair Value ($)

142,900	First Republic Bank	7,858,071
115,500	Franklin Resources, Inc.	6,680,520
58,825	Goldman Sachs Group, Inc.	9,849,658
439,500	JPMorgan Chase & Co.	25,323,990
114,622	Macquarie Infrastructure Co., LLC	7,148,974
240,500	Marsh & McLennan Cos., Inc.	12,462,710
73,800	PNC Financial Services Group, Inc.	6,571,890
163,700	T Rowe Price Group, Inc.	13,817,917
317,500	US Bancorp	13,754,100
148,100	Validus Holdings, Ltd.	5,663,344
296,400	XL Group, PLC	9,701,172

		167,546,396

Health Services - 3.0%
111,000	Aetna, Inc.	8,999,880
230,500	Cardinal Health, Inc.	15,803,080
111,700	UnitedHealth Group, Inc.	9,131,475

		33,934,435

Health Technology - 13.1%
212,350	Abbott Laboratories	8,685,115
95,700	Becton Dickinson and Co.	11,321,310
203,650	Bristol-Myers Squibb Co.	9,879,062
147,500	Covidien, PLC	13,301,550
320,200	Johnson & Johnson	33,499,324
271,000	Medtronic, Inc.	17,278,960
321,575	Merck & Co., Inc.	18,603,114
520,200	Pfizer, Inc.	15,439,536
157,300	St. Jude Medical, Inc.	10,893,025
97,200	Stryker Corp.	8,195,904

		147,096,900

Industrial Services - 3.2%
105,850	Fluor Corp.	8,139,865
99,100	Halliburton Co.	7,037,091
57,500	Helmerich & Payne, Inc.	6,676,325
109,300	Oceaneering International, Inc.	8,539,609
133,800	Seadrill, Ltd.	5,345,310

		35,738,200

Process Industries - 3.0%
201,400	Archer-Daniels-Midland Co.	8,883,754
257,300	International Paper Co.	12,985,931
115,200	LyondellBasell Industries NV	11,249,280

		33,118,965

See accompanying notes to financial statements.
14	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Producer Manufacturing - 11.0%
82,325	3M Co.	11,792,233
52,000	Caterpillar, Inc.	5,650,840
33,375	Cummins, Inc.	5,149,429
121,450	Delphi Automotive, PLC	8,348,473
156,500	Eaton Corp., PLC	12,078,670
162,800	Emerson Electric Co.	10,803,408
271,600	Honeywell International, Inc.	25,245,220
52,900	Lockheed Martin Corp.	8,502,617
278,850	Tyco International, Ltd.	12,715,560
147,700	United Technologies Corp.	17,051,965
21,165	WW Grainger, Inc.	5,381,625

		122,720,040

Retail Trade - 4.9%
219,600	CVS Caremark Corp.	16,551,252
213,550	Home Depot, Inc.	17,289,008
199,800	Macy’s, Inc.	11,592,396
185,800	TJX Cos., Inc.	9,875,270

		55,307,926

Technology Services - 5.1%
155,300	Accenture, PLC	12,554,452
124,150	Automatic Data Processing, Inc.	9,842,612
671,375	Microsoft Corp.	27,996,337
171,375	Oracle Corp.	6,945,829

		57,339,230

Transportation - 2.8%
96,900	Ryder System, Inc.	8,535,921
145,850	Union Pacific Corp.	14,548,537
79,050	United Parcel Service, Inc.	8,115,273

		31,199,731

Quantity	Name of Issuer	Fair Value ($)

Utilities - 3.6%
327,600	Kinder Morgan, Inc.	11,878,776
117,680	Laclede Group, Inc.	5,713,364
121,550	NextEra Energy, Inc.	12,456,444
207,225	Wisconsin Energy Corp.	9,722,997

		39,771,581

Total Common Stocks (cost: $872,803,612)		1,091,407,985

Investment Companies - 1.8%
357,100	Kayne Anderson MLP Investment Co.	14,073,311
124,944	Tortoise Energy Infrastructure Corp.	6,178,501

Total Investment Companies (cost: $16,347,597)		20,251,812

Total Investments in Securities - 99.2% (cost: $889,151,209)		1,111,659,797

Other Assets and Liabilities, net - 0.8%		8,879,772

Total Net Assets - 100.0%		$1,120,539,569

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

LLP — Limited Liability Company

MLP — Master Limited Partnership

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of June 30, 2014 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	1,091,407,985	—	—	1,091,407,985
Investment Companies	20,251,812	—	—	20,251,812

Total:	1,111,659,797	—	—	1,111,659,797

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
JUNE 30, 2014	15

Sit Global Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of the MSCI World Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Sit Global Dividend Growth Fund Class I trailed the MSCI World Index for the last twelve months, appreciating +16.76% versus a rise of +24.05% for the Index. The last twelve months can be described as a very volatile period. Generally, the non-dividend paying, smaller cap, and lower quality stocks outperformed in this market environment. The Fund’s high quality and dividend focus contributed to the underperformance over the last twelve-month period. Unlike the last fiscal year, the Fund’s meaningful underweight in Japanese securities significantly helped the portfolio on a relative basis; however, the negative stock selection in the United States and United Kingdom more than offset the positive relative contribution from Japan.

Geographically, the regions of Japan and Asia Pacific ex-Japan were the top contributing sectors on a relative basis. The significant underweight in Japan meaningfully added value while the slight underweight and positive stock selection in Asia Pacific ex-Japan contributed positively to relative performance. Conversely, stock selection in the United States and United Kingdom offset most of the positive relative performance.

On a sector basis, the energy (Seadrill, Marathon Petroleum, and Chevron), industrial (Komatsu, no longer held, and SGS), and utilities (Centrica, no longer held, and Kinder Morgan) were the largest detractors to relative performance.

The top five contributing stocks to the Fund’s relative performance were Avago Technologies, Covidien, Schlumberger, Cardinal Health, and BBVA. The five largest detractors to relative performance included: Verizon Communications, Centrica, Kinder Morgan, Syngenta, and McDonald’s Corporation.

The Fund continues to maintain a high quality bias as measured by historical dividend growth, free cash flow yield, earnings stability, return on invested capital, free cash flow margins and debt levels. Importantly, despite this high quality bias, the portfolio is attractively valued compared to the Index. Thematically, the Fund is positioned for acceleration in corporate capital spending, as companies appear to be investing more after several depressed years. The Fund’s largest sector overweights are in the industrial, health care, and consumer staples sectors. The Fund’s largest sector underweights are in the consumer discretionary and information technology sectors.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

We believe the focus on companies with strong operational and financial characteristics will generate solid and predictable earnings along with growing dividends, and thus should reward shareholders over the longer term. The Fund emphasizes high quality, dividend paying growth stocks and continues to be well diversified. While the Fund is participating in the market upside, we believe the portfolio is adequately positioned to outperform in down markets when volatility eventually returns to the equity markets. Finally, over the past twelve months, dividend increases continue with nearly 95% (76 out of 80) of the companies within the Fund increasing their dividends over the period. The average dividend increase was 12.7%.

Roger J. Sit            Raymond E. Sit    Tasha M. Murdoff

Kent L. Johnson    Michael J. Stellmacher

Portfolio Managers

Information on this page is unaudited.
16	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2014

	Sit Global Dividend Growth Fund		MSCI World Index [1]
	Class I	Class S
One Year	16.76%	16.49%	24.05%
Five Year	13.49	13.19	14.99
Since Inception (9/30/ 08)	11.22	10.95	9.35

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/14:	$ 15.74 Per Share
Net Asset Value 6/30/13:	$ 14.27 Per Share
Total Net Assets:	$ 21.5 Million
Class S:
Net Asset Value 6/30/14:	$ 15.72 Per Share
Net Asset Value 6/30/13:	$ 14.25 Per Share
Total Net Assets:	$ 3.3 Million

Weighted Average Market Cap:	$ 97.0 Billion

TOP 10 HOLDINGS

  1. Johnson & Johnson

  2. Chrevron Corp.

  3. SGS SA

  4. Diageo, PLC, ADR

  5. GlaxoSmithKline, PLC, ADR

  6. Schlumberger, Ltd.

  7. Adecco SA

  8. Seven & I Holdings Co., Ltd.

  9. Nestle SA

10. JPMorgan Chase & Co.

Based on total net assets as of June 30, 2014. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2014. Subject to change.

Information on this page is unaudited.
JUNE 30, 2014	17

SCHEDULE OF INVESTMENTS

June 30, 2014

Sit Global Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 97.6%
Asia - 6.7%
Australia - 2.5%
4,700	BHP Billiton, Ltd., ADR	321,715
9,150	Westpac Banking Corp., ADR	293,898

		615,613

China/Hong Kong - 0.9%
4,500	HSBC Holdings, PLC, ADR	228,600

Japan - 1.8%
10,800	Seven & I Holdings Co., Ltd.	455,218

Singapore - 1.5%
5,100	Avago Technologies, Ltd.	367,557

Europe - 35.5%
France - 4.1%
5,120	BNP Paribas SA	347,949
6,600	GDF Suez	181,840
4,125	Schlumberger, Ltd.	486,544

		1,016,333

Germany - 3.0%
2,600	Allianz SE	433,976
2,400	Siemens AG	316,882

		750,858

Ireland - 3.7%
3,500	Accenture, PLC	282,940
4,800	Covidien, PLC	432,864
2,425	Eaton Corp., PLC	187,161

		902,965

Italy - 2.6%
13,415	Azimut Holding SpA	345,317
11,200	Eni SpA	306,316

		651,633

Netherlands - 0.9%
2,300	LyondellBasell Industries NV	224,595

Norway - 1.2%
7,100	Seadrill, Ltd.	283,645

Spain - 3.2%
33,300	Banco Bilbao Vizcaya Argentaria SA, ADR	425,241
2,400	Inditex SA	369,372

		794,613

Switzerland - 7.4%
1,200	ACE, Ltd.	124,440
5,615	Adecco SA	462,080
5,810	Nestle SA	450,199
235	SGS SA	562,337
3,250	Syngenta AG, ADR	243,100

		1,842,156

Quantity	Name of Issuer	Fair Value ($)

United Kingdom - 9.4%
67,500	Barclays, PLC	245,886
15,930	Burberry Group, PLC	404,318
4,500	Delphi Automotive, PLC	309,330
4,150	Diageo, PLC, ADR	528,171
66,640	DS Smith, PLC	315,578
9,700	GlaxoSmithKline, PLC, ADR	518,756

		2,322,039

North America - 55.4%
Canada - 1.4%
8,000	Suncor Energy, Inc.	341,040

United States - 54.0%
2,000	3M Co.	286,480
2,000	Ameriprise Financial, Inc.	240,000
4,200	Apple, Inc.	390,306
5,300	Arthur J Gallagher & Co.	246,980
2,850	Automatic Data Processing, Inc.	225,948
4,800	Bristol-Myers Squibb Co.	232,848
5,700	Cardinal Health, Inc.	390,792
1,650	Caterpillar, Inc.	179,306
4,600	Chevron Corp.	600,530
1,225	Cummins, Inc.	189,005
4,700	CVS Caremark Corp.	354,239
4,825	Discover Financial Services	299,054
3,775	Emerson Electric Co.	250,509
3,150	Franklin Resources, Inc.	182,196
900	Goldman Sachs Group, Inc.	150,696
3,800	Home Depot, Inc.	307,648
4,500	Honeywell International, Inc.	418,275
6,300	Intel Corp.	194,670
1,050	International Business Machines Corp.	190,334
7,500	International Paper Co.	378,525
5,800	Johnson & Johnson	606,796
7,800	JPMorgan Chase & Co.	449,436
7,250	Kinder Morgan, Inc.	262,885
1,125	Lockheed Martin Corp.	180,821
3,000	Marathon Petroleum Corp.	234,210
4,600	Marsh & McLennan Cos., Inc.	238,372
1,750	McDonald’s Corp.	176,295
6,900	Medtronic, Inc.	439,944
5,400	Merck & Co., Inc.	312,390
5,600	Microsoft Corp.	233,520
1,950	Moody’s Corp.	170,937
3,300	NIKE, Inc.	255,915
2,500	Occidental Petroleum Corp.	256,575
4,000	PepsiCo, Inc.	357,360
6,300	Pfizer, Inc.	186,984
2,800	Philip Morris International, Inc.	236,068
4,175	Procter & Gamble Co.	328,113
3,400	Qualcomm, Inc.	269,280
1,525	Snap-On, Inc.	180,743

See accompanying notes to financial statements.
18	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

3,800	St. Jude Medical, Inc.	263,150
3,525	Time Warner, Inc.	247,631
3,350	TJX Cos., Inc.	178,053
2,400	Union Pacific Corp.	239,400
2,300	United Parcel Service, Inc.	236,118
2,550	United Technologies Corp.	294,398
5,800	US Bancorp	251,256
8,500	Verizon Communications, Inc.	415,905
675	WW Grainger, Inc.	171,632

		13,382,528

Total Common Stocks (cost: $20,472,497)		24,179,393

Investment Companies - 1.0%
6,400	Kayne Anderson MLP Investment Co.	252,224

(cost: $193,488)

Total Investments in Securities - 98.6% (cost: $20,665,985)		24,431,617

Other Assets and Liabilities, net - 1.4%		358,709

Total Net Assets - 100.0%		$24,790,326

Numeric footnotes not disclosed are not applicable to this Schedule of Investments

ADR — American Depositary Receipt

MLP — Master Limited Partnership

PLC — Public Limited Company

See accompanying notes to financial statements.
JUNE 30, 2014	19

SCHEDULE OF INVESTMENTS

June 30, 2014

Sit Global Dividend Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2014 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	615,613	—	—	615,613
Canada	341,040	—	—	341,040
China/Hong Kong	228,600	—	—	228,600
France	486,544	529,789	—	1,016,333
Germany	—	750,858	—	750,858
Ireland	902,965	—	—	902,965
Italy	—	651,633	—	651,633
Japan	—	455,218	—	455,218
Netherlands	224,595	—	—	224,595
Norway	283,645	—	—	283,645
Singapore	367,557	—	—	367,557
Spain	425,241	369,372	—	794,613
Switzerland	367,540	1,474,616	—	1,842,156
United Kingdom	1,356,257	965,782	—	2,322,039
United States	13,382,528	—	—	13,382,528
	18,982,125	5,197,268	—	24,179,393
Investment Companies	252,224	—	—	252,224

Total:	19,234,349	5,197,268	—	24,431,617

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
20	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2014	21

Sit Large Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

The Sit Large Cap Growth Fund’s one-year return was +22.92%, compared to the +26.92% return for the Russell 1000® Growth Index.

U.S. stocks overcame sluggish economic activity and a moderation in corporate earnings growth to post exceptional gains over the past twelve months. Although we believe stocks can move higher from here, we caution investors not to extrapolate the strong recent returns into the future for three key reasons. First, stock valuations (i.e., P/E ratios) are now “fair” in our view, given the sharp increase in prices in recent months. Second, corporate earnings growth will likely be rather subdued based on our economic forecasts and the fact that profit margins are already at record highs. And, finally, investors may become concerned over a somewhat less accommodative Federal Reserve, as it begins to pull back on its quantitative easing (QE) program in the coming months. In terms of our investment strategy, we continue to focus on high-quality, large capitalization growth companies that are able to generate earnings growth even in a sluggish economy. Importantly, we believe this focus on quality and portfolio diversification will offer investors some downside protection when volatility eventually returns to the equity markets.

Relative to the Russell 1000® Growth Index, performance over the past year was negatively impacted by stock selection in the retail trade, technology services and consumer services sectors. Laggards in these sectors included Dick’s Sporting Goods, Target, Teradata and Sirius XM. In addition, performance was hurt by the absence of Facebook within the Fund, which is a large weight within the Russell 1000® Growth Index and rose +170% over the period. On the positive side, strong stock selection in the health technology, health services and commercial services sectors aided performance over the past twelve months. Allergan, Covidien, Gilead Sciences, McKesson and Robert Half International were among the key outperformers in these sectors, with each stock posting a total return of +45% or greater over the period.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 1000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

Our research staff remains focused on well-managed companies with strong business fundamental and attractive valuations. We continue to be optimistic on the outlook for companies held in the Fund. The single best performing stock over the period was 3D Systems (+96% six-month gain), while Broadcom (-20%) was the Fund’s worst performer.

We remain enthusiastic about the long-term outlook for companies held in the Fund, based on attractive valuations and sustainable earnings growth potential.

Roger J. Sit

Ronald D. Sit

Michael J. Stellmacher

Portfolio Managers

Information on this page is unaudited.
22	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2014

	Sit Large Cap Growth Fund	Russell 1000® Growth Index [1]	Russell 1000® Index [2]
One Year	22.92%	26.92%	25.35%
Five Year	14.97	19.24	19.25
Ten Year	7.62	8.20	8.19
Since Inception [3] (9/2/82)	10.02	11.13	12.01

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 1000® Index is an unmanaged index that measures the performance of approximately 1,000 of the largest U.S. companies by market capitalization.

3 On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

PORTFOLIO SUMMARY

Net Asset Value 6/30/14:	$52.51 Per Share
Net Asset Value 6/30/13:	$47.53 Per Share
Total Net Assets:	$188.6 Million
Weighted Average Market Cap:	$105.5 Billion

TOP 10 HOLDINGS

  1. Google, Inc.

  2. Apple, Inc.

  3. Microsoft Corp.

  4. Visa, Inc.

  5. Gilead Sciences, Inc.

  6. PepsiCo, Inc.

  7. Schlumberger, Ltd.

  8. Home Depot, Inc.

  9. Ecolab, Inc.

10. priceline.com, Inc.

Based on total net assets as of June 30, 2014. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2014. Subject to change.

Information on this page is unaudited.
JUNE 30, 2014	23

SCHEDULE OF INVESTMENTS

June 30, 2014

Sit Large Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 99.2%
Commercial Services - 1.5%
17,100	Equifax, Inc.	1,240,434
35,100	Robert Half International, Inc.	1,675,674

		2,916,108

Communications - 2.8%
18,700	SBA Communications Corp. *	1,913,010
67,300	Verizon Communications, Inc.	3,292,989

		5,205,999

Consumer Durables - 0.8%
11,900	Polaris Industries, Inc.	1,549,856

Consumer Non-Durables - 6.6%
23,900	Michael Kors Holdings, Ltd. *	2,118,735
27,500	NIKE, Inc.	2,132,625
45,000	PepsiCo, Inc.	4,020,300
18,600	Philip Morris International, Inc.	1,568,166
34,200	Procter & Gamble Co.	2,687,778

		12,527,604

Consumer Services - 5.3%
26,200	Starbucks Corp.	2,027,356
22,075	Time Warner, Inc.	1,550,769
54,300	Twenty-First Century Fox, Inc.	1,908,645
21,000	Visa, Inc.	4,424,910

		9,911,680

Electronic Technology - 12.7%
29,900	3D Systems Corp. *	1,788,020
80,675	Apple, Inc.	7,497,128
94,800	Applied Materials, Inc.	2,137,740
26,900	Avago Technologies, Ltd.	1,938,683
91,400	Ciena Corp. *	1,979,724
58,600	EMC Corp.	1,543,524
63,300	Intel Corp.	1,955,970
10,400	International Business Machines Corp.	1,885,208
41,500	Qualcomm, Inc.	3,286,800

		24,012,797

Energy Minerals - 4.1%
8,500	Chevron Corp.	1,109,675
15,100	Continental Resources, Inc. *	2,386,404
18,900	Gulfport Energy Corp. *	1,186,920
15,830	Marathon Petroleum Corp.	1,235,848
16,800	Occidental Petroleum Corp.	1,724,184

		7,643,031

Finance - 4.1%
27,200	Franklin Resources, Inc.	1,573,248
9,300	Goldman Sachs Group, Inc.	1,557,192
35,700	JPMorgan Chase & Co.	2,057,034

Quantity	Name of Issuer	Fair Value ($)

21,400	Marsh & McLennan Cos., Inc.	1,108,948
17,400	T Rowe Price Group, Inc.	1,468,734

		7,765,156

Health Services - 4.7%
15,400	Aetna, Inc.	1,248,632
22,800	Express Scripts Holding Co. *	1,580,724
14,600	HCA Holdings, Inc. *	823,148
11,900	McKesson Corp.	2,215,899
36,000	UnitedHealth Group, Inc.	2,943,000

		8,811,403

Health Technology - 13.8%
8,500	Actavis, PLC *	1,895,925
9,700	Alexion Pharmaceuticals, Inc. *	1,515,625
14,600	Allergan, Inc.	2,470,612
28,800	Bristol-Myers Squibb Co.	1,397,088
25,600	Celgene Corp. *	2,198,528
32,500	Covidien, PLC	2,930,850
50,900	Gilead Sciences, Inc. *	4,220,119
18,800	Johnson & Johnson	1,966,856
29,300	Medtronic, Inc.	1,868,168
20,200	Mylan, Inc./PA *	1,041,512
2,600	Regeneron Pharmaceuticals, Inc. *	734,422
29,900	St. Jude Medical, Inc.	2,070,575
15,000	Thermo Fisher Scientific, Inc.	1,770,000

		26,080,280

Industrial Services - 2.5%
15,400	Fluor Corp.	1,184,260
29,700	Schlumberger, Ltd.	3,503,115

		4,687,375

Process Industries - 3.8%
4,700	CF Industries Holdings, Inc.	1,130,491
29,900	Ecolab, Inc.	3,329,066
24,400	International Paper Co.	1,231,468
10,900	Praxair, Inc.	1,447,956

		7,138,981

Producer Manufacturing - 10.8%
14,800	3M Co.	2,119,952
5,500	Caterpillar, Inc.	597,685
4,800	Cummins, Inc.	740,592
35,500	Danaher Corp.	2,794,915
18,500	Delphi Automotive, PLC	1,271,690
25,400	Eaton Corp., PLC	1,960,372
22,400	Emerson Electric Co.	1,486,464
15,200	Flowserve Corp.	1,130,120
29,200	Honeywell International, Inc.	2,714,140
5,800	Precision Castparts Corp.	1,463,920
37,600	Trinity Industries, Inc.	1,643,872

See accompanying notes to financial statements.
24	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

21,100	United Technologies Corp.	2,435,995

		20,359,717

Retail Trade - 8.2%
6,800	Amazon.com, Inc. *	2,208,504
43,100	CVS Caremark Corp.	3,248,447
33,500	Dick’s Sporting Goods, Inc.	1,559,760
30,700	eBay, Inc. *	1,536,842
42,300	Home Depot, Inc.	3,424,608
20,900	Target Corp.	1,211,155
41,900	TJX Cos., Inc.	2,226,985

		15,416,301

Technology Services - 15.0%
38,400	Accenture, PLC	3,104,256
29,500	Adobe Systems, Inc. *	2,134,620
14,400	ANSYS, Inc. *	1,091,808
46,800	Cognizant Technology Solutions Corp. *	2,288,988
6,800	Google, Inc.-Class A *	3,975,756
6,800	Google, Inc.-Class C *	3,911,904
23,900	Informatica Corp. *	852,035
108,600	Microsoft Corp.	4,528,620
76,800	Oracle Corp.	3,112,704
2,750	priceline.com, Inc. *	3,308,250

		28,308,941

Quantity	Name of Issuer	Fair Value ($)

Transportation - 2.5%
31,200	Union Pacific Corp.	3,112,200
15,400	United Parcel Service, Inc.	1,580,964

		4,693,164

Total Common Stocks (cost: $121,532,787)		187,028,393

Total Investments in Securities - 99.2% (cost: $121,532,787)		187,028,393

Other Assets and Liabilities, net - 0.8%		1,545,570

Total Net Assets - 100.0%		$188,573,963

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of June 30, 2014 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	187,028,393	—	—	187,028,393

Total:	187,028,393	—	—	187,028,393

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

JUNE 30, 2014	25

Sit Mid Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.

The Sit Mid Cap Growth Fund’s twelve-month return was +25.58%, compared to +26.04% for the Russell MidCap® Growth Index. The Russell MidCap® Index advanced +26.85% during the period.

Stocks posted very strong gains over the past year, driven by a confluence of factors including surging mergers and acquisitions activity and the continuation of highly accommodative Federal Reserve monetary policy. And, while the strong market gains over the past year are not likely to be repeated in the year ahead, we believe stocks will probably grind higher, even though the economic backdrop will make it difficult for corporate earnings growth to reaccelerate. In this environment, our research focus remains on companies that can generate above average earnings growth, while having some “defensive” characteristics, such as strong balance sheets and free cash flow generation. In this regard, we are currently finding the most attractive opportunities in the producer manufacturing, health technology and finance sectors, which are the most heavily weighted groups within the Fund at the present time. In contrast, slow growth sectors, such as utilities, communications and non-energy minerals, have minimal weightings.

The Fund’s strong return over the past twelve months came very close to matching that of the Russell MidCap® Growth Index, although there we some notable variances in sector performance. The Fund’s one-year relative performance was positively impacted by stock selection in the consumer non-durables, electronic technology and finance sectors. Strong individual performers in these in these sectors included Iconix Brand Group, Skyworks Solutions, Avago Technologies, Ameriprise Financial and Signature Bank. These positives were largely offset by negative stock selection in the retail trade sector, as the Fund’s positions in Lululemon Athletica and Dick’s Sporting Goods detracted from returns during the period. Our research effort is high-

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell Midcap® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

ly focused on companies with strong, experienced management teams, sound balance sheets, and sustainable earnings growth potential. We strongly believe that this focus will reward our shareholders over time. We continue to appreciate your interest in the Fund.

Roger J. Sit

Kent L. Johnson

Robert W. Sit

Portfolio Managers

Information on this page is unaudited.
26	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2014

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index [1]	Russell Midcap® Index [2]
One Year	25.58%	26.04%	26.85%
Five Year	18.07	21.16	22.07
Ten Year	8.76	9.83	10.43
Since Inception (9/2/82)	12.12	n/a	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell Midcap® Index is an unmanaged index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index.

PORTFOLIO SUMMARY

Net Asset Value 6/30/14:	$21.08 Per Share
Net Asset Value 6/30/13:	$17.69 Per Share
Total Net Assets:	$180.3 Million
Weighted Average Market Cap:	$17.8 Billion

TOP 10 HOLDINGS

  1. Skyworks Solutions, Inc.

  2. Ecolab, Inc.

  3. Iconix Brand Group, Inc.

  4. priceline.com, Inc.

  5. TJX Cos., Inc.

  6. Chipotle Mexican Grill, Inc.

  7. Macy’s, Inc.

  8. Allergan, Inc.

  9. Dunkin’ Brands Group, Inc.

10. Ameriprise Financial, Inc.

Based on total net assets as of June 30, 2014. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2014. Subject to change.

Information on this page is unaudited.
JUNE 30, 2014	27

SCHEDULE OF INVESTMENTS

June 30, 2014

Sit Mid Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 98.4%
Commercial Services - 5.2%
59,100	Cardtronics, Inc. *	2,014,128
15,700	Equifax, Inc.	1,138,878
19,100	Moody’s Corp.	1,674,306
31,200	Nielsen Holdings NV	1,510,392
31,500	Robert Half International, Inc.	1,503,810
13,900	Towers Watson & Co.	1,448,797

		9,290,311

Communications - 1.1%
19,500	SBA Communications Corp. *	1,994,850

Consumer Durables - 2.7%
15,900	Polaris Industries, Inc.	2,070,816
23,600	Snap-On, Inc.	2,797,072

		4,867,888

Consumer Non-Durables - 5.0%
52,200	Coca-Cola Enterprises, Inc.	2,494,116
5,500	G-III Apparel Group, Ltd. *	449,130
82,300	Iconix Brand Group, Inc. *	3,533,962
28,900	Michael Kors Holdings, Ltd. *	2,561,985

		9,039,193

Consumer Services - 6.5%
22,900	AMC Networks, Inc. *	1,408,121
5,300	Chipotle Mexican Grill, Inc. *	3,140,303
67,100	Dunkin’ Brands Group, Inc.	3,073,851
53,600	Lions Gate Entertainment Corp.	1,531,888
39,532	Marriott International, Inc.	2,534,001

		11,688,164

Electronic Technology - 6.8%
26,600	3D Systems Corp. *	1,590,680
38,600	Avago Technologies, Ltd.	2,781,902
102,400	Ciena Corp. *	2,217,984
11,100	F5 Networks, Inc. *	1,236,984
80,800	Skyworks Solutions, Inc.	3,794,368
15,100	Xilinx, Inc.	714,381

		12,336,299

Energy Minerals - 4.3%
12,700	Continental Resources, Inc. *	2,007,108
44,700	Gulfport Energy Corp. *	2,807,160
25,405	Marathon Petroleum Corp.	1,983,368
20,400	Southwestern Energy Co. *	927,996

		7,725,632

Finance - 9.4%
13,000	Affiliated Managers Group, Inc. *	2,670,200
24,600	Ameriprise Financial, Inc.	2,952,000
19,800	Arthur J Gallagher & Co.	922,680
24,700	Discover Financial Services	1,530,906
29,700	First Republic Bank	1,633,203

Quantity	Name of Issuer	Fair Value ($)

7,200	Intercontinentalexchange Group, Inc.	1,360,080
32,200	Marsh & McLennan Cos., Inc.	1,668,604
15,600	Signature Bank/New York NY *	1,968,408
26,200	T Rowe Price Group, Inc.	2,211,542

		16,917,623

Health Services - 2.3%
13,800	Acadia Healthcare Co., Inc. *	627,900
25,000	Express Scripts Holding Co. *	1,733,250
14,500	Stericycle, Inc. *	1,717,090

		4,078,240

Health Technology - 10.9%
10,900	Actavis, PLC *	2,431,245
12,800	Alexion Pharmaceuticals, Inc. *	2,000,000
6,400	Align Technology, Inc. *	358,656
18,300	Allergan, Inc.	3,096,726
19,400	Celgene Corp. *	1,666,072
7,900	Cubist Pharmaceuticals, Inc. *	551,578
9,600	IDEXX Laboratories, Inc. *	1,282,272
10,300	Jazz Pharmaceuticals, PLC *	1,514,203
18,700	Mylan, Inc. *	964,172
27,400	St. Jude Medical, Inc.	1,897,450
20,950	Thermo Fisher Scientific, Inc.	2,472,100
14,200	Vertex Pharmaceuticals, Inc. *	1,344,456

		19,578,930

Industrial Services - 5.5%
14,600	Chicago Bridge & Iron Co. NV	995,720
18,000	Fluor Corp.	1,384,200
22,900	Jacobs Engineering Group, Inc. *	1,220,112
7,100	Oceaneering International, Inc.	554,723
14,950	Schlumberger, Ltd.	1,763,353
37,500	Seadrill, Ltd.	1,498,125
52,600	Waste Connections, Inc.	2,553,730

		9,969,963

Non-Energy Minerals - 0.7%
13,900	Eagle Materials, Inc.	1,310,492

Process Industries - 5.9%
8,400	Airgas, Inc.	914,844
3,700	CF Industries Holdings, Inc.	889,961
33,300	Ecolab, Inc.	3,707,622
37,300	FMC Corp.	2,655,387
20,100	International Paper Co.	1,014,447
27,000	Scotts Miracle-Gro Co.	1,535,220

		10,717,481

Producer Manufacturing - 11.9%
15,600	AGCO Corp.	877,032
41,100	AMETEK, Inc.	2,148,708
16,700	Cummins, Inc.	2,576,643
19,600	Delphi Automotive, PLC	1,347,304
28,800	Flowserve Corp.	2,141,280

See accompanying notes to financial statements.
28	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

49,600	Hexcel Corp. *	2,028,640
15,000	Ingersoll-Rand, PLC	937,650
15,500	MSC Industrial Direct Co., Inc.	1,482,420
8,700	Precision Castparts Corp.	2,195,880
17,400	SPX Corp.	1,882,854
54,100	Trimble Navigation, Ltd. *	1,998,995
22,400	Trinity Industries, Inc.	979,328
3,500	WW Grainger, Inc.	889,945

		21,486,679

Retail Trade - 7.2%
56,900	Dick’s Sporting Goods, Inc.	2,649,264
26,600	Lululemon Athletica, Inc. *	1,076,768
53,700	Macy’s, Inc.	3,115,674
18,300	Nordstrom, Inc.	1,243,119
59,100	TJX Cos., Inc.	3,141,165
19,500	Ulta Salon Cosmetics & Fragrance, Inc. *	1,782,495

		13,008,485

Technology Services - 8.6%
33,300	ANSYS, Inc. *	2,524,806
31,100	Aspen Technology, Inc. *	1,443,040
54,600	Cognizant Technology Solutions Corp. *	2,670,486
19,200	CommVault Systems, Inc. *	944,064
12,400	Concur Technologies, Inc. *	1,157,416
20,400	Informatica Corp. *	727,260
2,650	priceline.com, Inc. *	3,187,950
20,700	Ultimate Software Group, Inc. *	2,860,119

		15,515,141

Quantity	Name of Issuer	Fair Value ($)

Transportation - 2.9%
19,800	Alaska Air Group, Inc.	1,881,990
23,700	Ryder System, Inc.	2,087,733
52,300	Swift Transportation Co. *	1,319,529

		5,289,252

Utilities - 1.5%
51,500	Calpine Corp. *	1,226,215
29,700	Wisconsin Energy Corp.	1,393,524

		2,619,739

Total Common Stocks (cost: $104,527,358)		177,434,362

Total Investments in Securities - 98.4% (cost: $104,527,358)		177,434,362

Other Assets and Liabilities, net - 1.6%		2,841,206

Total Net Assets - 100.0%		$180,275,568

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of June 30, 2014 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	177,434,362	—	—	177,434,362

Total:	177,434,362	—	—	177,434,362

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
JUNE 30, 2014	29

Sit Small Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($10.6 billion as of June 30, 2014).

The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

The Sit Small Cap Growth Fund return was +22.56% over the past twelve months. This compares to the return of +24.73% for the Rus-sell 2000® Growth Index and the +23.64% gain for the Russell 2000® Index.

Despite uneven economic growth and, more recently, an increase in geopolitical tensions in the Middle East and Ukraine, small capitalization stocks posted strong returns over the past year. We believe, however, that returns are likely to be more modest in the year ahead, as valuations have moved significantly higher and the corporate earnings growth is likely to remain fairly subdued. Given higher valuations and our expectation that volatility will likely increase in the coming months (from currently exceptionally low levels), we continue to believe that a focus on quality growth companies is appropriate. In addition, from a cyclical standpoint, there are many data points that indicate there is finally a pickup in corporate capital spending after years of restrained spending. This has led us to hold significant sector weights in the producer manufacturing and technology (both services and hardware) sectors, which should be key beneficiaries as the capital spending cycle plays out over the next several quarters. While this “cyclical” bet carries risks if economic conditions deteriorate, the Fund is well diversified as we continue to maintain positions in more defensive sectors, such as health technology and finance.

The Fund underperformed the Russell 2000® Growth Index over the past twelve months. Relative performance was negatively impacted by stock selection in several sectors, including health technology, technology services and retail trade. In terms of individual stocks, Celldex Therapeutics, Intuitive Surgical, CommVault Systems, Lululemon Athletica and Dick’s Sporting Goods most negatively impacted relative returns. Conversely, the Fund’s electronic technology holdings performed well over the period, as positions in Synaptics

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

and Skyworks Solutions rose over 100% during the past year. In addition, holdings in the consumer services and transportation sectors added to relative returns over the period. Our research remains focused on identifying small cap companies with secular growth prospects that are trading at attractive valuations. We continue to appreciate shareholders’ interest in the Fund.

Roger J. Sit	Michael J. Stellmacher
Kent L. Johnson	Robert W. Sit
Portfolio Managers

Information on this page is unaudited.
30	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2014

	Sit Small Cap Growth Fund	Russell 2000® Growth Index [1]	Russell 2000® Index [2]
One Year	22.56%	24.73%	23.64%
Five Year	18.84	20.50	20.21
Ten Year	9.27	9.04	8.70
Since Inception (7/1/94)	11.15	8.09	9.78

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization.

PORTFOLIO SUMMARY

Net Asset Value 6/30/14:	$61.38 Per Share
Net Asset Value 6/30/13:	$50.08 Per Share
Total Net Assets:	$99.5 Million
Weighted Average Market Cap:	$6.3 Billion

TOP 10 HOLDINGS

  1. Synaptics, Inc.

  2. Gulfport Energy Corp.

  3. Iconix Brand Group, Inc.

  4. First Republic Bank/CA

  5. Skyworks Solutions, Inc.

  6. Buffalo Wild Wings, Inc.

  7. Ultimate Software Group, Inc.

  8. Snap-On, Inc.

  9. IDEX Corp.

10. Alexion Pharmaceuticals, Inc.

Based on total net assets as of June 30, 2014. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2014. Subject to change.

Information on this page is unaudited.
JUNE 30, 2014	31

SCHEDULE OF INVESTMENTS

June 30, 2014

Sit Small Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 98.0%
Commercial Services - 3.2%
32,600	Cardtronics, Inc. *	1,111,008
19,400	DigitalGlobe, Inc. *	539,320
41,700	On Assignment, Inc. *	1,483,269

		3,133,597

Communications - 1.1%
11,050	SBA Communications Corp. *	1,130,415

Consumer Durables - 4.4%
5,400	Fossil Group, Inc. *	564,408
14,400	Polaris Industries, Inc.	1,875,456
16,700	Snap-On, Inc.	1,979,284

		4,419,148

Consumer Non-Durables - 3.2%
8,490	G-III Apparel Group, Ltd. *	693,293
51,200	Iconix Brand Group, Inc. *	2,198,528
7,300	Prestige Brands Holdings, Inc. *	247,397

		3,139,218

Consumer Services - 5.2%
12,100	Buffalo Wild Wings, Inc. *	2,005,091
9,900	Capella Education Co.	538,461
38,200	Dunkin’ Brands Group, Inc.	1,749,942
30,700	Lions Gate Entertainment Corp.	877,406

		5,170,900

Electronic Technology - 8.4%
15,250	3D Systems Corp. *	911,950
55,500	Ciena Corp. *	1,202,130
5,600	F5 Networks, Inc. *	624,064
45,500	Invensense, Inc. *	1,032,395
42,900	Skyworks Solutions, Inc.	2,014,584
28,800	Synaptics, Inc. *	2,610,432

		8,395,555

Energy Minerals - 3.4%
7,665	Energy XXI Bermuda, Ltd.	181,124
37,000	Gulfport Energy Corp. *	2,323,600
23,200	Western Refining, Inc.	871,160

		3,375,884

Finance - 8.6%
9,000	Affiliated Managers Group, Inc. *	1,848,600
37,600	First Republic Bank/CA	2,067,624
13,000	Signature Bank/New York NY *	1,640,340

Quantity	Name of Issuer	Fair Value ($)

14,750	Stifel Financial Corp. *	698,413
30,500	TCF Financial Corp.	499,285
15,000	Texas Capital Bancshares, Inc. *	809,250
25,800	Validus Holdings, Ltd.	986,592

		8,550,104

Health Services - 5.0%
7,600	Acadia Healthcare Co., Inc. *	345,800
22,600	Advisory Board Co. *	1,170,680
12,200	Air Methods Corp. *	630,130
3,800	Athenahealth, Inc. *	475,494
39,000	Healthcare Services Group, Inc.	1,148,160
10,500	Stericycle, Inc. *	1,243,410

		5,013,674

Health Technology - 11.0%
12,100	Alexion Pharmaceuticals, Inc. *	1,890,625
13,400	Align Technology, Inc. *	750,936
4,700	Cardiovascular Systems, Inc. *	146,452
17,800	Celgene Corp. *	1,528,664
39,000	Celldex Therapeutics, Inc. *	636,480
3,700	Clovis Oncology, Inc. *	153,217
13,600	Cubist Pharmaceuticals, Inc. *	949,552
25,600	Isis Pharmaceuticals, Inc. *	881,920
17,100	PerkinElmer, Inc.	800,964
2,200	Puma Biotechnology, Inc. *	145,200
16,600	Sangamo BioSciences, Inc. *	253,482
17,900	STERIS Corp.	957,292
3,600	Synageva BioPharma Corp. *	377,280
7,700	Techne Corp.	712,789
21,300	Thoratec Corp. *	742,518

		10,927,371

Industrial Services - 6.7%
21,000	Atwood Oceanics, Inc. *	1,102,080
8,000	Chicago Bridge & Iron Co. NV	545,600
3,800	Core Laboratories NV	634,828
24,600	EMCOR Group, Inc.	1,095,438
26,200	Tetra Tech, Inc.	720,500
33,200	Tutor Perini Corp. *	1,053,768
31,800	Waste Connections, Inc.	1,543,890

		6,696,104

Non-Energy Minerals - 0.8%
8,700	Eagle Materials, Inc.	820,236

Process Industries - 1.6%
3,100	CF Industries Holdings, Inc.	745,643
14,900	Scotts Miracle-Gro Co.	847,214

		1,592,857

See accompanying notes to financial statements.
32	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Producer Manufacturing - 13.7%
9,300	AGCO Corp.	522,846
25,600	AMETEK, Inc.	1,338,368
14,000	CLARCOR, Inc.	865,900
14,400	Crane Co.	1,070,784
26,800	Hexcel Corp. *	1,096,120
23,600	IDEX Corp.	1,905,464
28,100	ITT Corp.	1,351,610
12,500	Lincoln Electric Holdings, Inc.	873,500
7,200	MSC Industrial Direct Co., Inc.	688,608
12,100	Proto Labs, Inc. *	991,232
9,120	RBC Bearings, Inc.	584,136
24,300	Trimble Navigation, Ltd. *	897,885
17,200	Wabtec Corp.	1,420,548

		13,607,001

Retail Trade - 3.7%
10,900	Casey’s General Stores, Inc.	766,161
32,700	Dick’s Sporting Goods, Inc.	1,522,512
14,800	Lululemon Athletica, Inc. *	599,104
8,200	Ulta Salon Cosmetics & Fragrance, Inc. *	749,562

		3,637,339

Technology Services - 12.6%
15,700	ANSYS, Inc. *	1,190,374
18,300	Aspen Technology, Inc. *	849,120
16,300	CommVault Systems, Inc. *	801,471
17,300	Concur Technologies, Inc. *	1,614,782
8,100	Dealertrack Technologies, Inc. *	367,254
28,400	Informatica Corp. *	1,012,460
28,900	Manhattan Associates, Inc. *	995,027

Quantity	Name of Issuer	Fair Value ($)

15,100	Solera Holdings, Inc.	1,013,965
18,000	Syntel, Inc. *	1,547,280
14,400	Ultimate Software Group, Inc. *	1,989,648
40,500	Web.com Group, Inc. *	1,169,235

		12,550,616

Transportation - 4.7%
13,800	Alaska Air Group, Inc.	1,311,690
38,100	Knight Transportation, Inc.	905,637
14,700	Ryder System, Inc.	1,294,923
47,500	Swift Transportation Co. *	1,198,425

		4,710,675

Utilities - 0.7%
18,900	ITC Holdings Corp.	689,472

Total Common Stocks (cost: $63,109,984)		97,560,166

Total Investments in Securities - 98.0% (cost: $63,109,984)		97,560,166
Other Assets and Liabilities, net - 2.0%		1,949,617

Total Net Assets - 100.0%		$99,509,783

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2014 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	97,560,166	—	—	97,560,166
Total:	97,560,166	—	—	97,560,166

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
JUNE 30, 2014	33

Sit International Growth Fund

OBJECTIVE & STRATEGY

The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

The Sit International Growth Fund appreciated +17.06% for the twelvemonth period ended June 30, 2014, but modestly underperformed the MSCI EAFE Growth Index, which appreciated+20.33%. The top two industries contributing to relative performance were health care and energy. The combination of good stock selection and the overweight position in both sectors relative to the Index led to the strong relative performance. The information technology sector also contributed positively to relative performance due to good stock selection. While the aforementioned sectors had a positive effect on the Fund, stock selection in the industrial, consumer discretionary, and materials sectors had a negative impact.

On a regional basis, Japanese stocks contributed the most to relative performance due the underweight position and a positive currency effect. Non-Euro Area stocks detracted the most to relative performance due to negative stock selection.

The European economic recovery appears more fragile than it did last year at this same time, as the Purchasing Managers Index has turned down thus far in 2014. Within a potentially weaker market environment, the strategy remains focused on high quality, cash generative companies that have strong sales and earnings growth. Attractive stocks include higher beta companies that can capitalize on a global recovery. Some of the preferred groups include: cyclicals, financials, and domestic consumption sectors. Within this context, Europe continues to have the largest regional exposure in the Fund. Emphasis remains on companies with exposure outside of Europe.

Japanese equities have lagged developed market peers for the majority of the first half of 2014 over frustration with the slow pace of reform measures, concern over the impact of the consumption tax hike, and disappointment with the lack of additional easing by the Bank of Japan. In what we believe to be a continued environment of slow and modest domestic growth, we continue to favor multinational and export-oriented companies that benefit from stronger demand in overseas markets, as well as defensive consumption stocks that will likely perform well in a subdued demand environment. We are moderately increasing our exposure to Japanese equities given the renewed progress on pro-growth reforms, signs of economic stabil-

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI EAFE Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI EAFE Growth Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented developed market stocks within Europe, Australasia and the Far East. It is not possible to invest directly in an index. This is the Fund’s primary index.

ity, and modestly attractive valuations. However, we remain significantly underweight overall due to our continued concern about the health of the Japanese economy in the longer run.

In China, the investment strategy remains focused on high quality companies with strong sales and earnings growth, leading market positions, and strong balance sheets. Favored sectors include: consumer stocks, banks, and commodity-related companies. China’s economy is showing signs of stabilization, and boosted by the supportive policy measures, Chinese stocks should slowly begin to reverse their underperformance. On a fundamental basis, though earnings revision sentiment has trended down notably since the end of last year, the deterioration has slowed recently.

Roger J. Sit         Tasha M. Murdoff

Portfolio Managers

Information on this page is unaudited.
34	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2014

	Sit International Growth Fund	MSCI EAFE Growth Index [1]	MSCI EAFE Index [2]
One Year	17.06%	20.33%	23.57%
Five Year	11.25	12.22	11.77
Ten Year	5.62	7.09	6.93
Since Inception	4.43	4.57	5.93
(11/1/91)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI EAFE Growth Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented developed market stocks within Europe, Australasia and the Far East. It is not possible to invest directly in an index.

2 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

FUND DIVERSIFICATION - BY REGION

	Sit Int’l Growth Fund	MSCI EAFE Growth Index
Europe	72.2%	64.4%
Asia	23.6%	35.1%
Other	2.6%	0.5%
Cash & Other Net Assets	1.6%	—

Based on total net assets as of June 30, 2014. Subject to change.

PORTFOLIO SUMMARY
Net Asset Value 6/30/14:	$17.44 Per Share
Net Asset Value 6/30/13:	$15.05 Per Share
Total Net Assets:	$ 24.1 Million
Weighted Average Market Cap:	$ 65.2 Billion

TOP 10 HOLDINGS

1.	Nestle SA
2.	Diageo, PLC, ADR
3.	British American Tobacco, PLC
4.	SGS SA
5.	BHP Billiton, Ltd.
6.	Adecco SA
7.	Schlumberger, Ltd.
8.	Covidien, PLC
9.	Allianz SE
10.	Inditex SA

Based on total net assets as of June 30, 2014. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2014. Subject to change.

Information on this page is unaudited.

JUNE 30, 2014	35

SCHEDULE OF INVESTMENTS

June 30, 2014

Sit International Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 97.8%
Africa/Middle East - 1.9%
South Africa - 1.9%
8,850	MTN Group, Ltd.	186,415
4,400	Sasol, Ltd., ADR	260,128

		446,543

Asia - 23.0%
Australia - 4.7%
7,575	Australia & New Zealand Banking Group, Ltd.	238,193
16,050	BHP Billiton, Ltd.	547,381
10,800	Westpac Banking Corp., ADR	346,896

		1,132,470

China/Hong Kong - 4.9%
160,000	CIMC Enric Holdings, Ltd.	210,752
22,150	HSBC Holdings, PLC	225,259
27,000	Hutchison Whampoa, Ltd.	369,267
6,900	New Oriental Education & Tech. Group, ADR	183,333
13,000	Tencent Holdings, Ltd.	197,770

		1,186,381

Japan - 9.5%
5,600	Asics Corp.	130,770
33,000	Daicel Corp.	315,522
10,700	Honda Motor Co., Ltd.	373,374
16,400	Inpex Corp.	249,480
5,500	Makita Corp.	339,922
10,700	Seven & I Holdings Co., Ltd.	451,003
1,000	SMC Corp.	267,962
2,300	Softbank Corp.	171,403

		2,299,436

Singapore - 2.3%
5,100	Avago Technologies, Ltd.	367,557
80,000	OSIM International, Ltd.	172,666

		540,223

South Korea - 1.6%
285	Samsung Electronics Co., Ltd., GDR	183,981
4,250	Shinhan Financial Group Co., Ltd.	196,079

		380,060

Europe - 72.2%
Denmark - 1.4%
2,100	GN Store Nord A/S	60,183
6,070	Novo Nordisk A/S	280,148

		340,331

France - 9.1%
6,800	BNP Paribas SA	462,120
2,315	Dassault Systemes SA	297,665
6,400	GDF Suez	176,330

Quantity	Name of Issuer	Fair Value ($)

4,310	Ingenico	374,849
3,270	Sanofi	347,567
4,550	Schlumberger, Ltd.	536,672

		2,195,203

Germany - 9.4%
3,640	Adidas AG	368,063
3,180	Allianz SE	530,786
1,660	Linde AG	352,744
4,200	Norma Group SE	231,718
1,145	Rational AG	369,540
3,050	Siemens AG	402,704

		2,255,555

Ireland - 3.5%
1,375	Actavis, PLC *	306,694
5,950	Covidien, PLC	536,571

		843,265

Italy - 3.1%
14,350	Azimut Holding SpA	369,385
9,750	Eni SpA	266,659
2,600	Tenaris SA, ADR	122,590

		758,634

Netherlands - 6.0%
3,450	ASML Holding NV	321,781
3,635	Gemalto NV	377,332
33,430	ING Groep NV *	469,106
2,975	LyondellBasell Industries NV	290,509

		1,458,728

Norway - 1.1%
6,400	Seadrill, Ltd.	255,680

Spain - 4.9%
37,100	Banco Bilbao Vizcaya Argentaria SA, ADR	473,767
5,200	Grifols SA, ADR	229,060
3,180	Inditex SA	489,418

		1,192,245

Switzerland - 15.2%
6,625	Adecco SA	545,197
9,995	Credit Suisse Group AG, ADR	283,558
9,480	Nestle SA	734,576
5,275	Novartis AG	477,695
1,620	Roche Holding AG	482,690
229	SGS SA	547,980
360	Swatch Group AG	217,068
1,030	Syngenta AG	380,533

		3,669,297

See accompanying notes to financial statements.
36	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

United Kingdom - 18.5%
72,000	Barclays, PLC	262,279
14,850	Bellway, PLC	397,802
9,910	British American Tobacco, PLC	589,664
13,570	Burberry Group, PLC	344,419
5,300	Delphi Automotive, PLC	364,322
5,100	Diageo, PLC, ADR	649,077
66,145	DS Smith, PLC	313,234
24,700	Essentra, PLC	322,519
4,350	GlaxoSmithKline, PLC, ADR	232,638
3,070	Reckitt Benckiser Group, PLC	267,688
2,200	Royal Dutch Shell, PLC, ADR	191,422
1,600	Royal Dutch Shell, PLC, ADR	131,792
4,985	Shire, PLC	391,037

		4,457,893

Latin America - 0.7%
Brazil - 0.7%
3,100	AGCO Corp.	174,282

Total Common Stocks (cost: $18,467,979)		23,586,226

Investment Companies - 0.6%
4,900	iShares MSCI India ETF	145,701

(cost: $144,766)

Total Investments in Securities - 98.4% (cost: $18,612,745)		23,731,927
Other Assets and Liabilities, net - 1.6%		395,489

Total Net Assets - 100.0%		$24,127,416

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.
JUNE 30, 2014	37

SCHEDULE OF INVESTMENTS

June 30, 2014

Sit International Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2014 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	346,896	785,574	—	1,132,470
Brazil	174,282	—	—	174,282
China/Hong Kong	183,333	1,003,048	—	1,186,381
Denmark	—	340,331	—	340,331
France	536,672	1,658,531	—	2,195,203
Germany	—	2,255,555	—	2,255,555
Ireland	843,265	—	—	843,265
Italy	122,590	636,044	—	758,634
Japan	—	2,299,436	—	2,299,436
Netherlands	612,290	846,438	—	1,458,728
Norway	255,680	—	—	255,680
Singapore	367,557	172,666	—	540,223
South Africa	260,128	186,415	—	446,543
South Korea	183,981	196,079	—	380,060
Spain	702,827	489,418	—	1,192,245
Switzerland	283,558	3,385,739	—	3,669,297
United Kingdom	1,569,251	2,888,642	—	4,457,893
Investment Companies	145,701	—	—	145,701

Total:	6,588,011	17,143,916	—	23,731,927

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
38	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2014	39

Sit Developing Markets Growth Fund

OBJECTIVE & STRATEGY

The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

The Sit Developing Markets Growth Fund slightly outperformed the MSCI Emerging Markets Index, rising +12.79% versus +11.75% for the Index. Performance among emerging market countries varied meaningfully. India was the strongest performing region driven by the recent election and prospect of reforms. South Korea also exhibited strong performance, as the economic growth has been better than other regions in Asia. Chile lagged as the commodity- dependent economy was hurt by lower consumption and lower global demand for commodities. The Fund continues to be more conservative/high quality in nature than the Index and is comprised of companies with experienced management teams, sound balance sheets, cash flow generation, and sustainable earnings and revenue growth.

The financial, energy, information technology, and materials sectors meaningfully contributed to the relative outperformance over the last twelve months due to stock selection. Health care also positively contributed, given the underweight position of the Fund relative to the Index. The consumer discretionary sector had the largest negative impact to the Fund given the significant overweight position and stock selection. The industrial sector also took away from relative performance as the Fund is underweight and the sector weight in the Index outperformed the Index as a whole.

On a country basis, China and South Africa were the largest contributors to relative outperformance. The stock selection in both countries was the main contributing factor. In addition, the underweight in Turkey and Russia boosted the positive relative performance. On the negative side, Thailand (overweight and negative stock selection) and Brazil (negative stock selection) hurt relative performance.

In China, our investment strategy remains focused on high quality companies with strong sales and earnings growth, leading market positions, and strong balance sheets. Our favored sectors include: consumer stocks, banks, and commodity-related companies. China’s economy is showing signs of stabilization. Boosted by the supportive policy measures, Chinese stocks should slowly begin to reverse their underperformance. On a fundamental basis, though earnings revision sentiment has trended down notably since the end of last year, the deterioration has slowed recently. In addition, we also like

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI Emerging Markets Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

investments in India, Indonesia, Malaysia, the Philippines, and Thailand given the strong growth prospects of each respective country.

Mexico and Brazil’s economic recoveries continue to be slow. Mexico’s recently had weak first quarter GDP that was hindered by manufacturing, as consumer spending and exports have declined (especially to the United States). Banco de Mexico continues to cut its key interest rates to try to stimulate growth. Brazil’s economic data continues to be dismal. Brazil’s GDP growth has been anemic and inflation remains elevated, which will keep interest rates high. In Latin America, the holdings in the Fund are centered on consumer stocks, which will benefit from the World Cup in Brazil, along with export beneficiaries with strong financials and fundamentals.

Roger J. Sit

Raymond E. Sit

Portfolio Managers

Information on this page is unaudited.
40	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN
as of June 30, 2014
	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index [1]	MSCI Emerging Markets Growth Index [2]
One Year	12.79%	11.75%	12.16%
Five Year	7.10	6.66	8.01
Ten Year	9.58	9.29	9.17
Since Inception (7/1/94)	4.69	4.00	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.

2 MSCI Emerging Markets Growth Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of growth oriented emerging market stocks.

FUND DIVERSIFICATION - BY REGION
	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index
Asia	63.5%	62.4%
Latin America	22.9%	19.0%
Africa/Middle East	10.5%	8.6%
Europe	1.3%	10.0%
Cash & Other Net Assets	1.8%	—

Based on total net assets as of June 30, 2014. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 6/30/14:	$17.48 Per Share
Net Asset Value 6/30/13:	$16.40 Per Share
Total Net Assets:	$10.8 Million
Weighted Average Market Cap:	$38.1 Billion

TOP 10 HOLDINGS

1. Samsung Electronics Co., Ltd.
2. Tencent Holdings, Ltd.
3. Shinhan Financial Group Co., Ltd.
4. Naspers, Ltd.
5. Ambev SA, ADR
6. Embraer SA, ADR
7. CNOOC, Ltd., ADR
8. Banco Bradesco SA
9. Taiwan Semiconductor Co.
10. Hengan International Group Co., Ltd.

Based on total net assets as of June 30, 2014. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2014. Subject to change.

Information on this page is unaudited.
JUNE 30, 2014	41

SCHEDULE OF INVESTMENTS

June 30, 2014

Sit Developing Markets Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 97.0%
Africa/Middle East - 10.5%
Israel - 1.1%
2,800	NICE Systems, Ltd., ADR	114,268

South Africa - 9.4%
5,570	Bidvest Group, Ltd.	148,031
10,450	MTN Group, Ltd.	220,117
3,375	Naspers, Ltd.	397,382
4,300	Sasol, Ltd., ADR	254,216

		1,019,746

Asia - 62.3%
Australia - 3.3%
3,950	BHP Billiton, Ltd., ADR	270,377
1,625	Rio Tinto, Ltd.	91,163

		361,540

China/Hong Kong - 26.3%
2,600	Bitauto Holdings, Ltd., ADR *	126,620
5,400	China Life Insurance Co., Ltd., ADR	211,734
34,000	China Mengniu Dairy Co., Ltd.	157,168
80,000	China Oilfield Services, Ltd.	192,395
3,600	China Unicom Hong Kong, Ltd., ADR	55,188
389,500	China ZhengTong Auto Services, Ltd.	218,093
90,000	CIMC Enric Holdings, Ltd.	118,548
1,775	CNOOC, Ltd., ADR	318,240
34,000	ENN Energy Holdings, Ltd.	244,144
27,000	Hengan International Group Co., Ltd.	284,326
2,000	JD.com, Inc., ADR *	57,020
60,000	Kunlun Energy Co., Ltd.	98,914
7,200	New Oriental Education & Tech. Group, ADR	191,304
52,000	PetroChina Co., Ltd.	65,415
33,000	Tencent Holdings, Ltd.	502,031

		2,841,140

India - 3.4%
5,200	ICICI Bank, Ltd., ADR	259,480
2,800	Tata Motors, Ltd., ADR	109,368

		368,848

Indonesia - 2.3%
398,500	Astra International Tbk PT	244,666

Malaysia - 1.0%
5,100	British American Tobacco Malaysia	104,106

Singapore - 2.4%
9,000	DBS Group Holdings, Ltd.	121,047
62,000	OSIM International, Ltd.	133,816

		254,863

Quantity	Name of Issuer	Fair Value ($)

South Korea - 13.9%
11,685	Cheil Worldwide, Inc. *	263,427
570	E-Mart Co., Ltd.	130,724
4,787	Industrial Bank of Korea	63,859
1,100	POSCO, ADR	81,884
404	Samsung Electronics Co., Ltd.	527,604
9,510	Shinhan Financial Group Co., Ltd.	438,756

		1,506,254

Taiwan - 5.4%
78,177	Cathay Financial Holding Co., Ltd.	122,109
27,250	Hon Hai Precision Industry Co., Ltd., GDR	181,212
67,482	Taiwan Semiconductor Co.	285,553

		588,874

Thailand - 2.9%
14,000	Advanced Info Service PCL	94,908
36,800	Bangkok Bank PCL	219,385

		314,293

Turkey - 1.4%
6,700	BIM Birlesik Magazalar A/S	153,715

Europe - 1.3%
Russia - 1.3%
15,800	Gazprom OAO, ADR *	137,286

Latin America - 22.9%
Brazil - 19.3%
3,400	AGCO Corp.	191,148
53,700	Ambev SA, ADR	378,048
19,801	Banco Bradesco SA	287,668
5,000	Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	231,650
10,250	Embraer SA, ADR	373,407
15,800	Petrobras	123,640
20,500	Qualicorp SA *	242,344
5,350	Telefonica Brasil SA, ADR	109,728
11,400	Vale SA, ADR	150,822

		2,088,455

Chile - 1.5%
5,950	Banco Santander Chile, ADR	157,384

Mexico - 1.0%
3,300	Grupo Televisa SA, ADR	113,223

See accompanying notes to financial statements.
42	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Peru - 1.1%
3,800	Southern Copper Corp.	115,409

Total Common Stocks (cost: $7,623,438)		10,484,070

Investment Companies - 1.2%
4,500	iShares MSCI India ETF	133,807

(cost: $131,435)

Total Investments in Securities - 98.2% (cost: $7,754,873)		10,617,877
Other Assets and Liabilities, net - 1.8%		189,838

Total Net Assets - 100.0%		$10,807,715

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

See accompanying notes to financial statements.
JUNE 30, 2014	43

SCHEDULE OF INVESTMENTS

June 30, 2014

Sit Developing Markets Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2014 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	270,377	91,163	—	361,540
Brazil	2,088,455	—	—	2,088,455
Chile	157,384	—	—	157,384
China/Hong Kong	960,106	1,881,034	—	2,841,140
India	368,848	—	—	368,848
Indonesia	—	244,666	—	244,666
Israel	114,268	—	—	114,268
Malaysia	—	104,106	—	104,106
Mexico	113,223	—	—	113,223
Peru	115,409	—	—	115,409
Russia	—	137,286	—	137,286
Singapore	—	254,863	—	254,863
South Africa	254,216	765,530	—	1,019,746
South Korea	81,884	1,424,370	—	1,506,254
Taiwan	181,212	407,662	—	588,874
Thailand	—	314,293	—	314,293
Turkey	—	153,715	—	153,715
Investment Companies	133,807	—	—	133,807

Total:	4,839,189	5,778,688	—	10,617,877

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
44	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2014	45

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2014

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
ASSETS
Investments in securities, at identified cost	$11,466,846	$889,151,209	$20,665,985

Investments in securities, at fair value - see accompanying schedule for detail	$15,395,577	$1,111,659,797	$24,431,617
Cash in bank on demand deposit	371,396	4,810,049	510,671
Accrued interest and dividends receivable	44,577	994,891	49,730
Receivable for investment securities sold	82,166	12,620,197	—
Receivable for Fund shares sold	385	2,987,219	25,000

Total assets	15,894,101	1,133,072,153	25,017,018

LIABILITIES
Payable for investment securities purchased	236,257	10,762,153	201,031
Payable for Fund shares redeemed	—	831,123	—
Cash portion of dividends payable to shareholders	—	293	—
Accrued investment management fees and advisory fees	12,746	917,793	24,979
Accrued 12b-1 fees (Class S)	—	21,222	682

Total liabilities	249,003	12,532,584	226,692

Net assets applicable to outstanding capital stock	$15,645,098	$1,120,539,569	$24,790,326

Net assets consist of:
Capital (par value and paid-in surplus)	$11,547,082	$800,586,859	$19,835,075
Undistributed (distributions in excess of) net investment income	55,722	3,646,772	120,563
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	113,563	93,797,350	1,068,766
Unrealized appreciation (depreciation) on investments and foreign currency transactions	3,928,731	222,508,588	3,765,922

	$15,645,098	$1,120,539,569	$24,790,326

Outstanding shares:
Common Shares (Class I) *	744,618	54,429,898	1,363,830

Common Shares (Class S) *	—	5,553,035	211,394

Net assets applicable to outstanding shares:
Common Shares (Class I) *	$15,645,098	$1,017,106,312	$21,467,420

Common Shares (Class S) *	—	103,433,257	3,322,906

Net asset value per share of outstanding capital stock:
Common Shares (Class I) *	$21.01	$18.69	$15.74

Common Shares (Class S) *	—	$18.63	$15.72

*	Dividend Growth and Global Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

See accompanying notes to financial statements.
46	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Large Cap Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$121,532,787	$104,527,358	$63,109,984	$18,612,745	$7,754,873

$187,028,393	$177,434,362	$97,560,166	$23,731,927	$10,617,877
2,012,532	1,596,021	1,315,750	315,594	199,386
103,693	68,581	10,871	107,407	19,456
345,695	2,278,387	2,231,721	63,714	—
21,250	3,224	6,154	—	298

189,511,563	181,380,575	101,124,662	24,218,642	10,837,017

346,906	895,659	1,433,813	59,729	—
435,711	24,932	60,109	2,115	11,713
—	—	—	—	—
154,983	184,416	120,957	29,382	17,589
—	—	—	—	—

937,600	1,105,007	1,614,879	91,226	29,302

$188,573,963	$180,275,568	$99,509,783	$24,127,416	$10,807,715

$99,070,889	$88,883,448	$56,253,831	$19,869,867	$7,289,886
455,556	—	—	354,576	—
23,551,912	18,485,116	8,805,770	(1,218,324)	654,819
65,495,606	72,907,004	34,450,182	5,121,297	2,863,010

$188,573,963	$180,275,568	$99,509,783	$24,127,416	$10,807,715

3,591,178	8,550,381	1,621,239	1,383,794	618,383

—	—	—	—	—

$188,573,963	$180,275,568	$99,509,783	$24,127,416	$10,807,715

—	—	—	—	—

$52.51	$21.08	$61.38	$17.44	$17.48

—	—	—	—	—

JUNE 30, 2014	47

STATEMENTS OF OPERATIONS

Year Ended June 30, 2014

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
Investment income:
Income:
Dividends*	$168,967	$27,365,141	$622,206
Interest	178,942	—	—

Total income	347,909	27,365,141	622,206

Expenses (note 4):
Investment management and advisory service fee	147,655	10,960,422	277,454
12b-1 fees (Class S)	—	325,806	9,084

Total expenses	147,655	11,286,228	286,538

Net investment income (loss)	200,254	16,078,913	335,668

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	788,842	120,808,574	1,364,387
Net realized gain (loss) on foreign currency transactions	—	—	(421)

Net change in unrealized appreciation (depreciation) on investmentsand foreign currency transactions	1,132,195	64,724,930	1,616,209

Net gain (loss)	1,921,037	185,533,504	2,980,175

Net increase (decrease) in net assets resulting from operations	$2,121,291	$201,612,417	$3,315,843

* Foreign taxes withheld on dividends received	$85	$114,176	$25,310

See accompanying notes to financial statements.

48	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Large Cap Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$3,099,906	$1,508,604	$547,246	$738,897	$210,241
—	—	—	—	—

3,099,906	1,508,604	547,246	738,897	210,241

1,978,793	2,144,723	1,456,372	347,507	217,916
—	—	—	—	—

1,978,793	2,144,723	1,456,372	347,507	217,916

1,121,113	(636,119)	(909,126)	391,390	(7,675)

31,100,027	19,973,360	10,433,876	1,837,344	654,838
—	—	—	(3,295)	(751)

8,823,262	18,652,542	9,402,621	1,342,866	641,337

39,923,289	38,625,902	19,836,497	3,176,915	1,295,424

$41,044,402	$37,989,783	$18,927,371	$3,568,305	$1,287,749

$1,210	$6,493	$2,689	$52,534	$26,600

JUNE 30, 2014	49

STATEMENTS OF CHANGES IN NET ASSETS

	Sit Balanced Fund		Sit Dividend Growth Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
Operations:
Net investment income (loss)	$200,254	$193,642	$16,078,913	$14,804,432
Net realized gain (loss) on investments and foreign currency transactions	788,842	102,059	120,808,574	22,700,812
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,132,195	923,868	64,724,930	111,370,988

Net increase in net assets resulting from operations	2,121,291	1,219,569	201,612,417	148,876,232

Distributions from:
Net investment income
Common shares (Class I)	(190,000)	(196,000)	(14,116,740)	(11,965,578)
Common shares (Class S)	—	—	(1,647,273)	(1,731,523)
Net realized gains on investments
Common shares (Class I)	—	—	(34,547,857)	(10,089,890)
Common shares (Class S)	—	—	(5,368,982)	(1,708,350)

Total distributions	(190,000)	(196,000)	(55,680,852)	(25,495,341)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	1,552,785	2,160,216	215,015,927	391,479,786
Common shares (Class S)	—	—	24,916,784	45,123,682
Reinvested distributions
Common shares (Class I)	188,535	194,442	17,771,240	8,486,434
Common shares (Class S)	—	—	6,951,326	3,416,911
Payments for shares redeemed
Common shares (Class I)	(1,519,254)	(1,707,960)	(266,221,111)	(205,257,111)
Common shares (Class S)	—	—	(78,648,123)	(32,353,411)

Increase (decrease) in net assets from capital transactions.	222,066	646,698	(80,213,957)	210,896,291

Total increase (decrease) in net assets	2,153,357	1,670,267	65,717,608	334,277,182

Net assets:
Beginning of period	13,491,741	11,821,474	1,054,821,961	720,544,779

End of period *	$15,645,098	$13,491,741	$1,120,539,569	$1,054,821,961

Capital transactions in shares:
Sold
Common shares (Class I)	79,403	119,571	12,312,665	25,170,642
Common shares (Class S)	—	—	1,452,954	2,958,887
Reinvested distributions
Common shares (Class I)	9,775	11,088	1,033,969	574,182
Common shares (Class S)	—	—	405,516	232,216
Redeemed
Common shares (Class I)	(77,091)	(94,923)	(15,216,805)	(13,377,883)
Common shares (Class S)	—	—	(4,559,813)	(2,112,078)

Net increase (decrease)	12,087	35,736	(4,571,514)	13,445,966

* includes undistributed (distributions in excess) net investment income (loss)	$55,722	$45,468	$3,646,772	$3,697,176

See accompanying notes to financial statements.

50	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Global Dividend Growth Fund		Sit Large Cap Growth Fund		Sit Mid Cap Growth Fund
Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013

$335,668	$266,836	$1,121,113	$2,045,780	($636,119)	($246,882)
1,363,966	681,970	31,100,027	30,360,515	19,973,360	7,449,677
1,616,209	1,238,541	8,823,262	(2,912,175)	18,652,542	12,813,030

3,315,843	2,187,347	41,044,402	29,494,120	37,989,783	20,015,825

(263,794)	(196,378)	(1,460,025)	(2,065,000)	—	—
(43,211)	(39,623)	—	—	—	—

(736,258)	(68,213)	(19,160,085)	(16,571,341)	(8,937,914)	(3,183,573)
(153,131)	(15,464)	—	—	—	—

(1,196,394)	(319,678)	(20,620,110)	(18,636,341)	(8,937,914)	(3,183,573)

5,465,390	3,225,955	5,430,647	10,446,065	2,174,926	5,582,140
1,326,440	829,670	—	—	—	—

999,990	259,962	20,300,124	18,309,598	8,666,217	3,080,881
196,343	55,002	—	—	—	—

(1,000,114)	(1,247,399)	(53,865,750)	(97,585,147)	(11,746,192)	(17,967,678)
(1,770,346)	(567,072)	—	—	—	—

5,217,703	2,556,118	(28,134,979)	(68,829,484)	(905,049)	(9,304,657)

7,337,152	4,423,787	(7,710,687)	(57,971,705)	28,146,820	7,527,595

17,453,174	13,029,387	196,284,650	254,256,355	152,128,748	144,601,153

$24,790,326	$17,453,174	$188,573,963	$196,284,650	$180,275,568	$152,128,748

366,646	232,699	107,350	223,599	108,717	330,997
87,386	59,328	—	—	—	—

67,695	19,646	412,688	417,360	433,962	189,127
13,301	4,174	—	—	—	—

(65,214)	(87,696)	(1,058,721)	(2,094,980)	(592,470)	(1,089,062)
(117,825)	(43,011)	—	—	—	—

351,989	185,140	(538,683)	(1,454,021)	(49,791)	(568,938)

$120,563	$96,078	$455,556	$794,468	—	—

JUNE 30, 2014	51

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Sit Small Cap Growth Fund		Sit International Growth Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
Operations:
Net investment income (loss)	($909,126)	($514,321)	$391,390	$285,688
Net realized gain (loss) on investments and foreign currency transactions	10,433,876	4,028,160	1,834,049	1,313,937
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	9,402,621	7,149,264	1,342,866	1,196,714

Net increase in net assets resulting from operations	18,927,371	10,663,103	3,568,305	2,796,339

Distributions from:
Net investment income
Common shares (Class I)	—	—	(231,001)	(323,000)
Net realized gains on investments
Common shares (Class I)	—	—	—	—

Total distributions	—	—	(231,001)	(323,000)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	4,035,232	2,569,401	1,784,889	691,966
Reinvested distributions
Common shares (Class I)	—	—	229,662	321,167
Payments for shares redeemed
Common shares (Class I)	(8,245,564)	(6,642,060)	(2,114,470)	(1,892,538)

Decrease in net assets from capital transactions	(4,210,332)	(4,072,659)	(99,919)	(879,405)

Total increase (decrease) in net assets	14,717,039	6,590,444	3,237,385	1,593,934

Net assets:
Beginning of period	84,792,744	78,202,300	20,890,031	19,296,097

End of period*	$99,509,783	$84,792,744	$24,127,416	$20,890,031

Capital transactions in shares:
Sold
Common shares (Class I)	70,531	54,522	108,905	45,368
Reinvested distributions
Common shares (Class I)	—	—	13,868	21,759
Redeemed
Common shares (Class I)	(142,415)	(142,873)	(127,374)	(130,179)

Net decrease	(71,884)	(88,351)	(4,601)	(63,052)

*includes undistributed (distributions in excess) net investment income (loss)	—	—	$354,576	$197,482

See accompanying notes to financial statements.

52	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Developing Markets Growth Fund
Year Ended June 30, 2014	Year Ended June 30, 2013

($7,675)	$27,935
654,087	825,847
641,337	(765,583)

1,287,749	88,199

(16,575)	(36,001)

(596,525)	(881,318)

(613,100)	(917,319)

876,017	882,833

602,798	901,850

(1,961,000)	(1,974,407)

(482,185)	(189,724)

192,464	(1,018,844)

10,615,251	11,634,095

$10,807,715	$10,615,251

50,956	48,716

35,859	50,552

(115,884)	(109,173)

(29,069)	(9,905)

—	$16,575

JUNE 30, 2014	53

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Balanced Fund

	Years Ended June 30,
	2014	2013	2012	2011	2010
Net Asset Value:
Beginning of period	$18.42	$16.97	$16.47	$14.18	$12.96
Operations:
Net investment income [1]	0.27	0.27	0.29	0.27	0.35
Net realized and unrealized gains	2.58	1.46	0.46	2.32	1.24
Total from operations	2.85	1.73	0.75	2.59	1.59
Distributions to Shareholders:
From net investment income	(0.26)	(0.28)	(0.25)	(0.30)	(0.37)
Net Asset Value:
End of period	$21.01	$18.42	$16.97	$16.47	$14.18
Total investment return [2]	15.58%	10.26%	4.61%	18.46%	12.33%
Net assets at end of period (000’s omitted)	$15,645	$13,492	$11,821	$11,150	$10,550

Ratios: [3]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.36%	1.52%	1.75%	1.75%	2.44%

Portfolio turnover rate (excluding short-term securities)	54.52%	30.86%	47.01%	40.84%	46.79%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

54	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

Class I	Years Ended June 30,
	2014	2013	2012	2011	2010
Net Asset Value:
Beginning of period	$16.35	$14.10	$13.91	$10.64	$9.60
Operations:
Net investment income [1]	0.26	0.27	0.24	0.21	0.19
Net realized and unrealized gains	2.96	2.46	0.26	3.23	1.03
Total from operations	3.22	2.73	0.50	3.44	1.22
Redemption fees [2]	—	—	—	—	—
Distributions to Shareholders:
From net investment income	(0.25)	(0.26)	(0.21)	(0.17)	(0.18)
From net realized gains	(0.63)	(0.22)	(0.10)	—	—
Total distributions	(0.88)	(0.48)	(0.31)	(0.17)	(0.18)
Net Asset Value:
End of period	$18.69	$16.35	$14.10	$13.91	$10.64
Total investment return [3]	20.26%	19.77%	3.76%	32.58%	12.71%
Net assets at end of period (000’s omitted)	$1,017,106	$920,324	$619,667	$328,057	$39,430
Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.50%	1.78%	1.79%	1.59%	1.70%
Portfolio turnover rate (excluding short-term securities)	44.36%	26.58%	26.84%	14.67%	31.84%

Class S	Years Ended June 30,
	2014	2013	2012	2011	2010
Net Asset Value:
Beginning of period	$16.29	$14.06	$13.87	$10.61	$9.58
Operations:
Net investment income [1]	0.22	0.23	0.21	0.17	0.16
Net realized and unrealized gains	2.96	2.44	0.26	3.23	1.02
Total from operations	3.18	2.67	0.47	3.40	1.18
Redemption fees [2]	—	—	—	—	—
Distributions to Shareholders:
From net investment income	(0.21)	(0.22)	(0.18)	(0.14)	(0.15)
From net realized gains	(0.63)	(0.22)	(0.10)	—	—
Total distributions	(0.84)	(0.44)	(0.28)	(0.14)	(0.15)
Net Asset Value:
End of period	$18.63	$16.29	$14.06	$13.87	$10.61
Total investment return [3]	20.02%	19.39%	3.53%	32.27%	12.37%
Net assets at end of period (000’s omitted)	$103,433	$134,498	$100,878	$56,280	$24,894
Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.25%	1.53%	1.54%	1.34%	1.45%
Portfolio turnover rate (excluding short-term securities)	44.36%	26.58%	26.84%	14.67%	31.84%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2014	55

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

Class I	Years Ended June 30,
	2014	2013	2012	2011	2010
Net Asset Value:
Beginning of period	$14.27	$12.55	$13.26	$10.41	$9.70
Operations:
Net investment income [1]	0.23	0.25	0.24	0.20	0.17
Net realized and unrealized gains (losses)	2.09	1.78	(0.58)	2.95	0.68
Total from operations	2.32	2.03	(0.34)	3.15	0.85
Redemption fees [2]	—	—	—	—	—
Distributions to Shareholders:
From net investment income	(0.22)	(0.23)	(0.22)	(0.17)	(0.14)
From net realized gains	(0.63)	(0.08)	(0.15)	(0.13)	—
Total distributions	(0.85)	(0.31)	(0.37)	(0.30)	(0.14)
Net Asset Value:
End of period	$15.74	$14.27	$12.55	$13.26	$10.41
Total investment return [3]	16.76%	16.36%	(2.44% )	30.55%	8.79%
Net assets at end of period (000’s omitted)	$21,467	$14,196	$10,421	$7,834	$2,832
Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.55%	1.81%	1.97%	1.57%	1.48%
Portfolio turnover rate (excluding short-term securities)	48.68%	26.15%	26.65%	21.84%	21.60%
Class S	Years Ended June 30,
	2014	2013	2012	2011	2010
Net Asset Value:
Beginning of period	$14.25	$12.54	$13.24	$10.40	$9.70
Operations:
Net investment income [1]	0.20	0.21	0.21	0.16	0.14
Net realized and unrealized gains (losses)	2.09	1.78	(0.57)	2.95	0.68
Total from operations	2.29	1.99	(0.36)	3.11	0.82
Redemption fees	— [2]	—	—	—	—
Distributions to Shareholders:
From net investment income	(0.19)	(0.20)	(0.19)	(0.14)	(0.12)
From net realized gains	(0.63)	(0.08)	(0.15)	(0.13)	—
Total distributions	(0.82)	(0.28)	(0.34)	(0.27)	(0.12)
Net Asset Value:
End of period	$15.72	$14.25	$12.54	$13.24	$10.40
Total investment return [3]	16.49%	16.01%	(2.60% )	30.17%	8.47%
Net assets at end of period (000’s omitted)	$3,323	$3,257	$2,608	$1,444	$882
Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	1.30%	1.56%	1.72%	1.32%	1.23%
Portfolio turnover rate (excluding short-term securities)	48.68%	26.15%	26.65%	21.84%	21.60%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

56	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Large Cap Growth Fund

	Years Ended June 30,
	2014	2013	2012	2011	2010
Net Asset Value:
Beginning of period	$47.53	$45.53	$43.96	$34.75	$32.42
Operations:
Net investment income [1]	0.29	0.43	0.26	0.22	0.22
Net realized and unrealized gains	10.23	5.69	1.63	9.21	2.33
Total from operations	10.52	6.12	1.89	9.43	2.55
Redemption fees [2]	—	—	—	—	—
Distributions to Shareholders:
From net investment income	(0.39)	(0.46)	(0.32)	(0.22)	(0.22)
From net realized gains	(5.15)	(3.66)	—	—	—
Total distributions	(5.54)	(4.12)	(0.32)	(0.22)	(0.22)
Net Asset Value:
End of period	$52.51	$47.53	$45.53	$43.96	$34.75
Total investment return [3]	22.92%	14.18%	4.39%	27.18%	7.80%
Net assets at end of period (000’s omitted)	$188,574	$196,285	$254,256	$365,045	$407,359

Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.57%	0.92%	0.61%	0.54%	0.58%

Portfolio turnover rate (excluding short-term securities)	27.34%	13.42%	15.06%	25.36%	15.93%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

See accompanying notes to financial statements.
JUNE 30, 2014	57

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Mid Cap Growth Fund

	Years Ended June 30,
	2014		2013		2012		2011		2010
Net Asset Value:
Beginning of period	$17.69		$15.77		$15.88		$11.57		$9.90
Operations:
Net investment loss [1]	(0.07)		(0.03)		(0.05)		(0.06)		(0.05)
Net realized and unrealized gains (losses)	4.54		2.32		(0.06)		4.37		1.72
Total from operations	4.47		2.29		(0.11)		4.31		1.67
Capital share proceeds	—		—		—		—	[2,3]	—
Redemption fees [2]	—		—		—		—		—
Distributions to Shareholders:
From net realized gains	(1.08)		(0.37)		—		—		—
Net Asset Value:
End of period	$21.08		$17.69		$15.77		$15.88		$11.57
Total investment return [4]	25.58%		14.70%		(0.69%	)	37.25%[5]		16.87%
Net assets at end of period (000’s omitted)	$180,276		$152,129		$144,601		$165,288		$130,258

Ratios: 6, [7]
Expenses (without waiver)	1.25%		1.25%		1.25%		1.25%		1.25%
Expenses (with waiver)	1.25%		1.25%		1.25%		1.20%		1.15%
Net investment loss (without waiver)	(0.37%	)	(0.17%	)	(0.33%	)	(0.49%	)	(0.52%	)
Net investment loss (with waiver)	(0.37%	)	(0.17%	)	(0.33%	)	(0.44%	)	(0.42%	)
Portfolio turnover rate (excluding short-term securities)	27.65%		16.91%		16.23%		26.98%		20.39%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	The Fund accounted for proceeds during the year from market timing settlements.
[4]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[5]	Impact on total return from capital share proceeds was less than 0.01%.
[6]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[7]

Total Fund expenses are calculated at 1.25% of average daily net assets. The investment adviser voluntarily limited expenses to 1.15% of average daily net assets through December 31, 2010 at which time the agreement was terminated.

58	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Growth Fund

	Years Ended June 30,
	2014		2013		2012		2011		2010
Net Asset Value:
Beginning of period	$50.08		$43.90		$43.86		$31.32		$25.89
Operations:
Net investment loss [1]	(0.55)		(0.30)		(0.34)		(0.36)		(0.24)
Net realized and unrealized gains	11.85		6.48		0.38		12.89		5.67
Total from operations	11.30		6.18		0.04		12.53		5.43
Capital share proceeds	—		—		—		0.01	[2]	—
Redemption fees [3]	—		—		—		—		—
Net Asset Value:
End of period	$61.38		$50.08		$43.90		$43.86		$31.32
Total investment return [4]	22.56%		14.08%		0.09%		40.04%	[5]	20.97%
Net assets at end of period (000’s omitted)	$99,510		$84,793		$78,202		$94,744		$59,848

Ratios: [6]
Expenses	1.50%		1.50%		1.50%		1.50%		1.50%
Net investment loss	(0.94%	)	(0.64%	)	(0.82%	)	(0.91%	)	(0.80%	)

Portfolio turnover rate (excluding short-term securities)	33.38%		28.36%		22.32%		30.33%		22.41%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	The Fund accounted for proceeds during the year from market timing settlements.
[3]	Amount represents less than $0.01 per share.
[4]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[5]	Impact on total return from capital share proceeds was 0.03%.
[6]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2014	59

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit International Growth Fund

	Years Ended June 30,
	2014	2013	2012	2011		2010
Net Asset Value:
Beginning of period	$15.05	$13.29	$15.16	$11.67		$10.90
Operations:
Net investment income [1]	0.28	0.20	0.22	0.16		0.11
Net realized and unrealized gains (losses)	2.28	1.80	(1.86)	3.39		0.65
Total from operations	2.56	2.00	(1.64)	3.55		0.76
Capital share proceeds	—	—	—	0.07	[2]	0.13	[2]
Redemption fees	—	—	— [3]	—	[3]	—	[3]
Distributions to Shareholders:
From net investment income	(0.17)	(0.24)	(0.23)	(0.13)		(0.12)
Net Asset Value:
End of period	$17.44	$15.05	$13.29	$15.16		$11.67
Total investment return [4]	17.06%	15.06%	(10.69% )	31.08%	[5]	8.10%	[5]
Net assets at end of period (000’s omitted)	$24,127	$20,890	$19,296	$24,823		$20,586

Ratios: 6, [7]
Expenses (without waiver)	1.50%	1.50%	1.50%	1.61%		1.85%
Expenses (with waiver)	1.50%	1.50%	1.50%	1.50%		1.50%
Net investment income (without waiver)	1.69%	1.39%	1.62%	1.01%		0.50%
Net investment income (with waiver)	1.69%	1.39%	1.62%	1.12%		0.85%

Portfolio turnover rate (excluding short-term securities)	46.91%	27.93%	27.82%	35.95%		25.09%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	The Fund accounted for proceeds during the year from market timing settlements.
[3]	Amount represents less than $0.01 per share.
[4]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[5]	Impact on total return from capital share proceeds was 0.60% and 1.20% for the years ended June 30, 2011 and 2010, respectively.
[6]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[7]

Effective November 1, 2010, total Fund expenses are limited to 1.50% of average daily net assets. Prior to this date, expenses were calculated at a higher rate, and the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

60	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Developing Markets Growth Fund

	Years Ended June 30,
	2014	2013	2012	2011	2010
Net Asset Value:
Beginning of period	$16.40	$17.70	$23.24	$19.00	$16.13
Operations:
Net investment income (loss) [1]	(0.01)	0.04	0.06	0.03	0.01
Net realized and unrealized gains (losses)	2.07	0.14	(3.89)	4.90	2.90
Total from operations	2.06	0.18	(3.83)	4.93	2.91
Redemption fees	—	—	— [2]	—	— [2]
Distributions to Shareholders:
From net investment income	(0.03)	(0.06)	(0.06)	(0.02)	(0.04)
From net realized gains	(0.95)	(1.42)	(1.65)	(0.67)	—
Total distributions	(0.98)	(1.48)	(1.71)	(0.69)	(0.04)
Net Asset Value:
End of period	$17.48	$16.40	$17.70	$23.24	$19.00
Total investment return [3]	12.79%	0.36%	(16.29% )	25.95%	18.05%
Net assets at end of period (000’s omitted)	$10,808	$10,615	$11,634	$15,420	$14,043

Ratios: [4]
Expenses	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss)	(0.07% )	0.24%	0.29%	0.15%	0.06%

Portfolio turnover rate (excluding short-term securities)	21.45%	15.48%	22.56%	19.14%	19.90%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2014	61

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2014

(1)	Organization

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, openend management investment companies, or series thereof. The Sit Balanced, Sit Dividend Growth, Sit Global Dividend Growth, Sit Small Cap Growth, Sit International Growth, and Sit Developing Markets Growth are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective
Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Global Dividend Growth	Provide current income that exceeds the dividend yield of the MSCI World Index that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Large Cap Growth Fund	Maximize long-term capital appreciation.
Mid Cap Growth Fund	Maximize long-term capital appreciation.
Small Cap Growth	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth and Global Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, debt securities maturing in more than 60 days are priced by an independent pricing service. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Debt securities of sufficient credit quality maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

62	SIT MUTUAL FUNDS ANNUAL REPORT

Fair Value Measurements

The inputs and valuations techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•  Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•  Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For foreign equities, the pricing services adjust closing prices by applying a systematic process for events occurring after the close of the foreign exchange by utilizing such inputs as Depositary Receipts, quoted prices for similar securities, exchange rates, and certain indexes. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•  Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the levels for the Funds’ investments as of June 30, 2014 is included with the Funds’ schedule of investments.

Foreign Currency Translations and Forward Foreign Currency Contracts

The fair value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, International Growth and Developing Markets Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. E.S.T). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Global Dividend Growth, International Growth and Developing Markets Growth Funds may enter into forward foreign currency exchange contracts generally for operational purposes, but the Adviser may occasionally utilize contracts to protect against adverse exchange rate fluctuation. Any gains (losses) generated by these contracts are disclosed separately on the statement of operations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of June 30, 2014, no provision for income would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise returns for the 2011, 2012 and 2013 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

JUNE 30, 2014	63

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2014 (Continued)

At June 30, 2014, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

			Net Unrealized	Cost of
	Unrealized	Unrealized	Appreciation	Securities on a
	Appreciation	Depreciation	(Depreciation)	Tax Basis
Balanced	$3,986,987	($57,831)	$3,929,156	$11,466,421
Dividend Growth	224,268,234	(1,991,026)	222,277,208	889,382,589
Global Dividend Growth	3,971,626	(215,727)	3,755,899	20,675,718
Large Cap Growth	65,781,410	(303,889)	65,477,521	121,550,872
Mid Cap Growth	74,458,039	(1,551,035)	72,907,004	104,527,358
Small Cap Growth	36,166,280	(1,719,103)	34,447,177	63,112,989
International Growth	5,472,813	(490,895)	4,981,918	18,750,009
Developing Markets Growth	3,280,145	(417,886)	2,862,259	7,755,618

Net investment income and net realized gains differ for financial statement and tax purposes because of losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2014 and 2013 were as follows:

Year Ended June 30, 2014:

		Long Term
	Ordinary Income	Capital Gain	Total
Balanced	$190,000	—	$190,000
Dividend Growth (Class I)	17,289,602	$31,374,733	48,664,335
Dividend Growth (Class S)	2,140,368	4,875,856	7,016,224
Global Dividend Growth (Class I)	263,794	736,258	1,000,052
Global Dividend Growth (Class S)	43,211	153,131	196,342
Large Cap Growth	1,617,540	19,002,570	20,620,110
Mid Cap Growth	—	8,937,914	8,937,914
Small Cap Growth	—	—	—
International Growth	231,001	—	231,001
Developing Markets Growth	16,575	596,525	613,100

Year Ended June 30, 2013:

		Long Term
	Ordinary Income	Capital Gain	Total
Balanced	$196,000	—	$196,000
Dividend Growth (Class I)	12,385,536	$9,669,932	22,055,468
Dividend Growth (Class S)	1,802,627	1,637,246	3,439,873
Global Dividend Growth (Class I)	196,378	68,213	264,591
Global Dividend Growth (Class S)	39,623	15,464	55,087
Large Cap Growth	2,065,000	16,571,341	18,636,341
Mid Cap Growth	—	3,183,573	3,183,573
Small Cap Growth	—	—	—
International Growth	323,000	—	323,000
Developing Markets Growth	36,001	881,318	917,319

64	SIT MUTUAL FUNDS ANNUAL REPORT

As of June 30, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Gain (Loss)	Unrealized Appreciation (Depreciation)
Balanced	$55,722	$113,138	$3,929,156
Dividend Growth	7,869,583	89,806,212	222,277,208
Global Dividend Growth	157,119	1,041,943	3,756,189
Large Cap Growth	646,669	23,378,884	65,477,521
Mid Cap Growth	—	18,485,116	72,907,004
Small Cap Growth	—	8,808,775	34,447,177
International Growth	354,576	(1,081,060)	4,984,033
Developing Markets Growth	—	655,564	2,862,265

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made to the following capital accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Additional Paid-in Capital
Dividend Growth	($365,304)	$365,304	—
Global Dividend Growth	(4,178)	4,178	—
Mid Cap Growth	636,119	—	($636,119)
Small Cap Growth	909,126	—	(909,126)
International Growth	(3,295)	3,295	—
Developing Markets Growth	7,675	751	(8,426)

These differences were primarily attributable to return of capital dividends received, 988 reclassifications, non-deductible net operating losses and capital loss carryforwards expiring.

Net capital loss carryovers and late year losses, if any, as of June 30, 2014, available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (“Act”), the Funds’ are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law. The Funds’ first fiscal year end subject to the Modernization Act was June 30, 2012. The net capital loss carryovers and the expiration dates for capital losses carryover from pre-enactment taxable years and the late year losses deferred as of June 30, 2014, were as follows:

	Pre-Enactment Net Capital Loss Carryover Expiring in:		Post-Enactment Unlimited Period of Net Capital Loss Carryover		Late Year Losses	Accumulated Capital and
	2014	2015-2019	Short-Term	Long-Term	Deferred	Other Losses
International Growth	—	$1,081,060	—	—	—	$1,081,060

JUNE 30, 2014	65

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2014 (Continued)

For the year ended June 30, 2014, the Funds’ utilized pre-enactment capital losses and expired capital losses as follows:

	Utilized	Expiring In	Expired
Balanced	$95,283	2017	$—
	565,841	2018	—
Small Cap Growth	1,528,246	2018	—
International Growth	1,832,899	2018	—

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth and Global Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

66	SIT MUTUAL FUNDS ANNUAL REPORT

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended June 30, 2014, were as follows:

	Purchases		Proceeds

	U.S. Government	Other	U.S. Government	Other
Balanced	$1,582,100	$6,729,888	$1,394,875	$6,473,740
Dividend Growth	—	480,800,263	—	591,796,247
Global Dividend Growth	—	14,983,250	—	10,494,070
Large Cap Growth	—	53,350,153	—	99,732,031
Mid Cap Growth	—	46,768,446	—	56,538,471
Small Cap Growth	—	31,802,625	—	38,117,525
International Growth	—	10,972,698	—	10,598,797
Developing Markets Growth	—	2,295,434	—	3,453,685

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Balanced	1.00%
Dividend Growth Fund Class I and Class S	1.00%
Global Dividend Growth Fund Class I and Class S	1.25%
Large Cap Growth	1.00%
Mid Cap Growth	1.25%
Small Cap Growth	1.50%
International Growth	1.50%
Developing Markets Growth	2.00%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

In addition to the annual management fees, the Class S shares of Global Dividend Growth and Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

JUNE 30, 2014	67

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2014 (Continued)

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of June 30, 2014:

	Shares	% Shares Outstanding
Balanced	223,810	30.1
Dividend Growth	927,794	1.5
Global Dividend Growth	579,506	36.8
Large Cap Growth	318,436	8.9
Mid Cap Growth	3,006,999	35.2
Small Cap Growth	775,261	47.8
International Growth	773,001	55.9
Developing Markets Growth	250,584	40.5

(5)	Capital Share Activity

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital. For the year ended June 30, 2014, the Funds received the following redemption fees:

	Class I	Class S
Dividend Growth	$7,288	$2,716
Global Dividend Growth	13	2
Large Cap Growth	1,827	—
Mid Cap Growth	134	—
Small Cap Growth	1,396	—

(6)	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

68	SIT MUTUAL FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders:

Sit Mutual Funds, Inc.

Sit Large Cap Growth Fund, Inc.

Sit Mid Cap Growth Fund, Inc.

We have audited the accompanying statements of assets and liabilities of Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund, Sit Developing Markets Growth Fund (each a series of Sit Mutual Funds, Inc.), Sit Large Cap Growth Fund, Inc., and Sit Mid Cap Growth Fund, Inc., (collectively, the “Funds”) including the schedules of investments, as of June 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund, Sit Developing Markets Growth Fund, Sit Large Cap Growth Fund, and Sit Mid Cap Growth Fund as of June 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

August 20, 2014

JUNE 30, 2014	69

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2014 to June 30, 2014.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses.You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Fund	Beginning Account Value (1/1/14)	Ending Account Value (6/30/14)	Expenses Paid During Period* (1/1/14- 6/30/14)
Balanced Fund
Actual	$1,000	$1,041.50	$5.06
Hypothetical	$1,000	$1,019.84	$5.01

Dividend Growth Fund
Actual
Class I	$1,000	$1,061.90	$5.11
Class S	$1,000	$1,060.00	$6.38
Hypothetical
Class I	$1,000	$1,019.84	$5.01
Class S	$1,000	$1,018.60	$6.26

Global Dividend Growth Fund
Actual
Class I	$1,000	$1,038.70	$6.32
Class S	$1,000	$1,037.30	$7.58
Hypothetical
Class I	$1,000	$1,018.60	$6.26
Class S	$1,000	$1,017.36	$7.50

Large Cap Growth
Actual	$1,000	$1,040.60	$5.06
Hypothetical	$1,000	$1,019.84	$5.01

Mid Cap Growth Fund
Actual	$1,000	$1,025.30	$6.28
Hypothetical	$1,000	$1,018.60	$6.26

Small Cap Growth Fund
Actual	$1,000	$995.94	$7.42
Hypothetical	$1,000	$1,017.36	$7.50

International Growth Fund
Actual	$1,000	$1,018.10	$7.51
Hypothetical	$1,000	$1,017.36	$7.50

Developing Markets Growth Fund
Actual	$1,000	$1,020.40	$10.02
Hypothetical	$1,000	$1,014.88	$9.99

*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, for the Balanced, Dividend Growth, Class I and Large Cap Growth Funds; 1.25% for Dividend Growth Fund, Class S, Global Dividend Growth, Class I and Mid Cap Growth Funds; 1.50% for Global Dividend Growth, Class S, Small Cap Growth and International Growth Funds; and 2.00% for Developing Markets Growth Fund, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

70	SIT MUTUAL FUNDS ANNUAL REPORT

FEDERAL TAX INFORMATION (Unaudited)

Sit Equity Funds

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any), for each of the Funds that qualify for the Dividends Received Deductions for the period of July 1, 2013 to June 30, 2014 is as follows:

Fund	Percentage
Balanced Fund	75.9%
Dividend Growth Fund	100.0
Global Dividend Growth Fund	88.4
Large Cap Growth Fund	100.0
Mid Cap Growth Fund	—
Small Cap Growth Fund	—
International Growth Fund	8.3
Developing Markets Growth Fund	71.6

For the year ended June 30, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
Balanced Fund	79.5%
Dividend Growth Fund	100.0
Global Dividend Growth Fund	100.0
Large Cap Growth Fund	100.0
Mid Cap Growth Fund	—
Small Cap Growth Fund	—
International Growth Fund	100.0
Developing Markets Growth Fund	100.0

The following Funds designated the listed amounts as long-term capital gain dividends during the year ended June 30, 2014. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
Balanced Fund	$113,138
Dividend Growth Fund	113,600,958
Global Dividend Growth Fund	1,343,896
Large Cap Growth Fund	30,766,084
Mid Cap Growth Fund	19,973,360
Small Cap Growth Fund	8,808,775
International Growth Fund	—
Developing Markets Growth Fund	655,564

JUNE 30, 2014	71

INFORMATION ABOUT DIRECTORS AND OFFICERS (Unaudited)

The Sit Mutual Funds are a family of no-load mutual funds. The Stock Funds described in this Annual Report are the Sit Mid Cap Growth Fund, Sit Large Cap Growth Fund, Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, and the Sit Global Dividend Growth Fund (the “Funds” or individually, a “Fund”). The bond funds within the Sit Mutual Fund family are described in a separate Bond Funds’ Annual Report. The Sit Mid Cap Growth Fund and Sit Large Cap Growth Fund, and the corporate issuer of the Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, and Sit Global Dividend Growth Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Stock Funds’ SAI has additional information about the Funds’ directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Age, and Position with Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director (3)
INTERESTED DIRECTORS:
Roger J. Sit (2) Age:52 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	12	None.
William E. Frenzel (2) Age: 85 Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at The Brookings Institution and member of several government policy committees, foundations and organizations; Director of the Adviser; Director of SF.	12	None.
INDEPENDENT DIRECTORS:
Edward M. Giles Age: 78 Director	Director since 2012 or the Fund’s inception, if later.	Senior Vice President of Peter B. Cannell & Co., 7/11 to present; Managing Member of GME Capital, 2005 to 2011; Advisory Director of Sit Investment Associates, Inc. 1/08 to 12/11.	12	None.
Sidney L. Jones Age: 80 Director	Director from 1988 to 1989 and since 1993 or the Fund’s inception if later.	Lecturer, Washington Campus Consortium of 17 Universities.	12	None.
Bruce C. Lueck Age: 73 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	12	None.
Donald W. Phillips Age: 66 Director	Director of the International Fund since1993, and since 1990 for all other Funds or the Fund’s inception, if later.	Chairman and CEO of WP Global Partners Inc., 7/05 to present; Partner of Ranieri Partners, 2007 to present.	12	None.
Barry N. Winslow Age: 66 Director	Director since 2010 or the Fund’s inception, if later.	Vice-Chairman of TCF Financial Corporation, 7/08 to present.	12	TCF Financial Corporation.

72	SIT MUTUAL FUNDS ANNUAL REPORT

Name, Age, and Position with Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director (3)
OFFICERS:
Mark H. Book Age: 51 Vice President – Investments of Balanced Fund only	Officer since 2002; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Kelly K. Boston Age: 45 Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A
Bryce A. Doty Age: 47 Vice President - Investments of Balanced Fund only.	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A
Kent L. Johnson Age: 48 Vice President - Investments	Officer since 2003; Re-Elected by the Boards annually.	Senior Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55402 Age: 69 Secretary	Officer since 1984; Re-Elected by the Boards annually.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP.	N/A	N/A
Paul E. Rasmussen Age: 53 Vice President, Treasurer & Chief Compliance Officer	Officer since 1994; Re-Elected by the Boards annually.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor.	N/A	N/A
Carla J. Rose Age: 48 Vice President, Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.	N/A	N/A
Robert W. Sit Age: 45 Vice President - Investments	Officer since 1997; Re-Elected by the Boards annually.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Ronald D. Sit Age: 54 Vice President - Investments	Officer since 1985; Re-Elected by the Boards annually.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A

[1]	Each Director serves until their resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and his successor is duly elected and shall qualify.
[2]

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a an officer of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is considered an interested person because he is a director and shareholder of the Fund’s investment adviser.

[3]	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

JUNE 30, 2014	73

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

74	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2014	75

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76

Annual Report
June 30, 2014

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
Minneapolis, MN 55402

CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, NY 10286

TRANSFER AGENT AND DISBURSING AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

LEGAL COUNSEL
Dorsey & Whitney LLP
Minneapolis, MN

Sit Mutual Funds
1-800-332-5580
www.sitfunds.com

SIT 6-30-14 STOCK

Item 2:	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-332-3223 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:    Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Edward M. Giles, Mr. Sidney L. Jones, Mr. Bruce C. Lueck, Mr. Donald W. Phillips and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee. Mr. Giles, Mr. Jones, Mr. Lueck, Mr. Phillips and Mr. Winslow are independent for purposes of this item.

Item 4:    Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

		2014				2013
	Audit Fees	Audit Related	Tax Fees	Other Fees	Audit Fees	Audit Related	Tax Fees	Other Fees
Fiscal year ended June 30
Sit Mutual Funds, Inc.
Sit International Growth Fund (series A)	19,700	0	4,425	0	19,000	0	4,250	0
Sit Balanced Fund (series B)	21,700	0	4,425	0	21,000	0	4,250	0
Sit Developing Markets Growth Fund (series C)	19,700	0	4,425	0	19,000	0	4,250	0
Sit Small Cap Growth Fund (series D)	19,700	0	4,425	0	19,000	0	4,250	0
Sit Dividend Growth Fund (series G)	24,000	0	4,425	0	23,000	0	4,250	0
Sit Global Dividend Growth Fund (series H)	19,700	0	4,425	0	19,000	0	4,250	0

Total Mutual Funds, Inc.	124,500	0	26,550	0	120,000	0	25,500	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $4,000, respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:    Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:    Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:    Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.    Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:    Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:    Exhibits:

(a)	The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mutual Funds, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 29, 2014

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date August 29, 2014